UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

630 Fitzwatertown Road Building A, 2nd Floor Willow Grove, PA	19090-1904
(Address of principal executive offices)	(Zip code)

Matrix 360 Administration, LLC.

630 Fitzwatertown Road

Building A, Second Floor

Willow Grove, PA 19090-1904

(Name and address of agent for service)

Registrant's telephone number, including area code: 866.447.4228

Date of fiscal year end:  06/30/2011

Date of reporting period: 06/30/2011

ITEM 1.

REPORTS TO SHAREHOLDERS

The Annual report to Shareholders for the period ended June 30, 2011 pursuant to Rule 30e-1 under the Investment Company Act of 1940(the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

ANNUAL REPORT

Catalyst Value Fund

Catalyst/SMH High Income Fund

Catalyst/SMH Total Return Income Fund

Catalyst/Groesbeck Growth of Income Fund

Catalyst Strategic Value Fund

June 30, 2011

Mutual Fund Series Trust

(formerly known as Catalyst Funds)

c/o Matrix Capital Group, Inc.

630 Fitzwatertown Road

Building A, Second Floor

Willow Grove, PA 19090

July 15, 2011

Dear Fellow Shareholders,

Over the past year I have focused the Catalyst Value Fund (the “Fund”) portfolio in securities that sell at considerably less than what we believe are their intrinsic value. This discipline has enabled the Fund to generate strong long-term performance by paying substantially less per dollar of earnings generated than the rest of the market. Since its inception in July 2006 through our fiscal year-end on June 30, 2011, the Fund’s Class A shares have outperformed the S&P 500 Total Return Index(1) by 5.99% annualized, and the Russell 2000 Total Return Value Index(2) by 6.28% annualized. This indicates that our strategy of buying companies that generate the strongest combination of Earnings Yield and Return on Invested Capital has been validated in the market.

The strategy of buying earnings at a discount to what a firm would be willing to pay in a private market transaction historically outperforms in approximately two-thirds of years evaluated. The key to generating long-term outperformance is adhering to this discipline during the other years when the market is acting less rationally. One of the strongest indicators that a company is trading below its intrinsic value is strong insider buying. Buying stocks that have a combination of an outstanding Earnings Yield, impressive Returns on Invested Capital, and significant insider buying gives me confidence that these securities will thrive over time. The only rational reason an insider would choose to purchase stock in their own firm on the open market is that they believe it will appreciate in excess of the market return.

For the fiscal year ended June 30, 2011, the Fund achieved a 23.47% return for its Class A shares, compared to a return of 30.69% for the S&P 500 Total Return Index and 31.35% for the Russell 2000 Total Return Value Index over the same time period. I am satisfied with this strong return from deep value companies over the past year in spite of the raging bull market for “glamour stocks”. Our methodology is to ignore the popular trends in the market and focus on those companies that generate the strongest cash flows. This orientation by its very nature will generate returns that over time correlate to the intrinsic value of our holdings.

The Fund’s total returns for the fiscal year ended 06/30/11 and for the period since inception through 06/30/11 as compared to the S&P 500 Total Return Index and Russell 2000 Total Return Value Index were as follows:

	Year Ended 06/30/11(3)	Since Inception 07/31/06 Class A & C(3) 03/27/09 Class I(4)
Class A without sales charge	23.47%	8.85%
Class A with sales charge	16.39%	7.55%
Class C	22.53%	8.16%
Class I	23.82%	35.02%
S&P 500 Total Return Index(1)	30.69%	2.86%
Russell 2000 Total Return Value Index(2)	31.35%	2.57%

In order to take advantage of the best opportunities in the small-cap arena we hold a concentrated, conviction-based portfolio, with roughly 50% of assets invested in our top ten best ideas. I am very confident holding a focused portfolio of deep value companies where management finds the values in the businesses they manage so compelling that they are motivated to step up and buy significant stock on the open market.

These are a few examples our top holdings that offer a great combination of a low price-to-earnings (“P/E”) ratio, high return on capital, and significant insider buying:

•

USA Mobility (USMO) has a P/E ratio around 3 and has been purchased in open market transactions by the CEO, CFO, COO, President, and two directors in the most recent quarter. Clearly, management is sending a strong signal by spending approximately $1 million of their own money buying the stock.

•

Two Harbors Investment Corp. (TWO) trades with a P/E ratio of 6 and a dividend yield of 14.9% annualized. Just in the month of June, the CEO, CFO, Vice President, Secretary and General Counsel, and multiple directors have purchased shares worth millions of dollars.

•

NetSol Technologies (NTWK) is an enterprise software company that sells at a P/E ratio of 8. Over the past year, CEO Najeeb Ghauri has bought over $600,000 worth of company stock. Mr. Ghauri made an intelligent decision given his knowledge of the industry, as operating earnings have improved dramatically since he started buying.

As of June 30, 2011, the Fund’s top five holdings were as follows (unaudited):

Global Ship Lease, Inc. – Class A	7.21%
Two Harbors Investment Corp.	6.73%
USA Mobility, Inc.	6.26%
Visteon Corp. Warrants	6.19%
PDL BioPharma, Inc.	5.54%
Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2011 and are subject to change.

As of June 30, 2011, the Fund’s equity holdings were divided among economic sectors as follows (unaudited):

Industry		Health Care Providers & Services	5.65%
Common Stock:		Insurance	2.41%
Aerospace & Defense	0.44%	IT Services	3.14%
Air Freight & Logistics	0.34%	Marine	7.21%
Airlines	3.20%	Media	3.97%
Auto Components	1.19%	Oil, Gas & Consumable Fuels	5.32%
Biotechnology	9.24%	Pharmaceuticals	1.71%
Commercial Services & Supplies	0.39%	Real Estate Investment Trusts	6.88%
Communications Equipment	7.40%	Semiconductors & Semiconductor Equipment	0.98%
Construction & Engineering	0.38%	Software	4.39%
Containers & Packaging	0.25%	Textiles, Apparel & Luxury Goods	1.24%
Diversified Consumer Services	0.75%	Thrifts & Mortgage Finance	3.84%
Diversified Telecommunications	6.18%	Wireless Telecommunication Services	6.26%
Electronic Equipment & Instruments	2.43%	Total Common Stock:	85.19%

Preferred Stock:		Cash:
Real Estate Investment Trusts	0.92%	Money Market Fund	3.23%
Thrifts & Mortgage Finance	1.55%
Total Preferred Stock:	2.47%
		Total Portfolio:	100.00%
Warrants:
Auto Components	6.19%
Chemicals	2.48%
Metals & Mining	0.01%
Textiles, Apparel & Luxury Goods	0.43%
Total Warrants:	9.11%
Percentages in the above table are based on market value of the Fund’s portfolio (excluding collateral) as of June 30, 2011 and are subject to change.

When global markets gyrate as they have been, it is easy to get distracted by headlines. Successful investing requires a long-term outlook focused on objective criteria that create value. This is the outlook we have adopted for the Catalyst Value Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Value Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2) The Russell 2000 Total Return Value Index measures the performance of those Russell 2,000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track; and individuals cannot invest directly in any index; although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Value Fund may or may not purchase the types of securities represented by the Russell 2000 Total Return Value Index.

(3) Since inception returns assume inception date of 07/31/2006. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(4) Since inception returns assume inception date of 03/27/2009.

CATALYST FUNDS                                        ANNUAL REPORT

June 30, 2011 (Unaudited)

COMPARISON OF A $10,000 INVESTMENT IN THE CATALYST VALUE FUND, THE S&P 500 TOTAL RETURN INDEX AND THE RUSSELL 2000 TOTAL RETURN VALUE INDEX

17,000
15,000
13,000
11,000
9,000
7,000
5,000
Dollars ($)
$15,174
$14,706
$14,302
$11,490
$11,327
07-31-2006
09-30-2006
12-31-2006
03-31-2007
06-30-2007
09-30-2007
12-31-2007
03-31-2008
06-30-2008
09-30-2008
12-31-2008
03-31-2009
06-30-2009
09-30-2009
12-31-2009
03-31-2010
06-30-2010
09-30-2010
12-31-2010
03-31-2011
06-30-2011
Class A with Sales Load
Class A without Sales Load
Class C
S&P 500 Total Return Index
Russell 2000 Total Return Value Index

    *Line graph does not include Class I, which has different fees and sales charges, which affect performance.

Average Annual Total Returns

			Commencement of Operations (1)
		One Year	through June 30, 2011
Class A	Without sales charge	23.47%	8.85%
	With sales charge	16.39%	7.55%
Class C	Without contingent deferred sales charge	22.53%	8.16%
Class I		23.82%	35.02%
S&P 500 Total Return Index		30.69%	2.86%(2)
Russell 2000 Total Return Value Index		31.35%	2.57%(2)

(1)

Catalyst Value Fund Class A and Class C shares commenced operations on July 31, 2006.  Catalyst Value Fund Class I shares commenced operations on March 27, 2009.

(2)

Since inception returns assume inception date of July 31, 2006.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be found on our website at www.catalystmutualfunds.com or by calling 1-866-447-4228.

The above graph depicts the performance of the Catalyst Value Fund versus the S&P 500 Total Return Index and the Russell 2000 Total Return Value Index. The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The Russell 2000 Total Return Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index and the Russell 2000 Total Return Value Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Catalyst Value Fund, which will not invest in certain securities comprising these indices.

Total Fund operating expense ratios as stated in the current Fund prospectus dated July 29, 2011 for the Class A and Class C shares and the prospectus dated November 1, 2010 for the Class I shares were as follows:

Catalyst Value Fund Class A, gross of fee waivers or expense reimbursements	1.79%
Catalyst Value Fund Class A, after waiver and reimbursement	1.56%
Catalyst Value Fund Class C, gross of fee waivers or expense reimbursements	2.54%
Catalyst Value Fund Class C, after waiver and reimbursement	2.31%
Catalyst Value Fund Class I, gross of fee waivers or expense reimbursements	1.70%
Catalyst Value Fund Class I, after waiver and reimbursement	1.32%

The Manager has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and
(b) dividends on securities sold short; taxes; and extraordinary expenses) at 1.55% for the Class A, 2.30% for Class C and 1.30% for Class I of the Catalyst Value Fund’s average daily net assets through October 31, 2012. Total Gross Operating Expenses during the fiscal year ended June 30, 2011 were 1.78% for Class A, 2.53% for Class C and 1.53% for Class I of the Catalyst Value Fund. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 5) sections of this report for gross and net expense related disclosure during the fiscal year ended June 30, 2011.

Catalyst/SMH High Income Fund Letter to Shareholders

Fiscal Year Ended June 30, 2011

Dear Fellow Shareholders,

The past year continued to provide generally consistent positive returns as we captured interest income and capital gains from trading activities. Consumer sentiment turned bearish at times throughout the year as investors pulled some profits and high yield experienced some outflows. The decreasing yields on treasuries and high quality fixed income, has continued to make the high yield asset class an attractive investment opportunity.  Even those investors who were once unfamiliar with high yield characteristics and its solid long term track record, are taking notice in these difficult times in the market.  Fortunately, interest yields remained strong in high yield and spreads continue to be attractive.  Refinancing of bond issues is occurring and the new issue market remains abundant.  Default rates are continuing to decline and companies overall are building up additional cash reserves.

The Catalyst/SMH High Income Fund’s total returns for the year ended 06/30/11 and for the period since inception (05/21/08) through 06/30/11 as compared to the Merrill Lynch U.S. Cash Pay High Yield Index(1) were as follows:

	Year Ended 06/30/11(2)	Since Inception 05/21/08(2)
Class A without sales charge	15.84%	8.11%
Class A with sales charge	10.34%	6.43%
Class C	14.82%	7.33%
Merrill Lynch U.S. Cash Pay High Yield Index	15.31%	10.56%

We consistently emphasize the following strategies in an attempt to add returns above interest income.

Company buybacks and tenders

Because our fundamental research starts with companies who have strong balance sheets, some of the holdings were either tendered above par value or bought back by the issuers on the open market.  This lead to capital gains ahead of maturity schedule.

Rolling Down the Curve

As the holdings get shorter in maturity, the ‘spread’ also narrows and the yield to maturity lessens –thus the holding experiences a price increase.  SMH Capital Advisors (“SMHCA”) captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity.  SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

High coupon defensive positions

The Portfolio Management Team has increased bonds with 10%+ coupons that it believes are expected to be called in the short to intermediate term.  These holdings are relatively stable and provide attractive yield to worst.

As of June 30, 2011, the Fund’s top five holdings were as follows (unaudited):

MGM Resorts International, 11.375%, 03/01/2018	5.00%
ATP Oil & Gas Corp., 11.875%, 05/01/2015	4.99%
American Casino & Entertainment Properties, LLC, 11.00%, 06/15/2014	4.98%
K Hovnanian Enterprises, Inc., 10.625%, 10/15/2016	4.82%
Global Industries Ltd., 2.75%, 08/01/2027	4.68%
Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2011 and are subject to change.

As of June 30, 2011, the Fund’s fixed income holdings were divided among economic sectors as follows (unaudited):

Industry
Capital Markets	2.99%	Household Durables	2.91%
Commercial Banks	4.42%	Machinery	2.38%
Commercial Services & Supplies	4.47%	Oil, Gas & Consumable Fuels	18.51%
Consumer Finance	4.50%	Real Estate Investment Trusts	2.47%
Energy Equipment & Services	4.36%	Semiconductor & Semiconductor Equipment	11.36%
Food Products	4.41%	Telecommunications	14.83%
Home Builders	4.82%	Total Fixed Income:	96.98%
Hotels, Restaurants & Leisure	14.55%	Cash:
		Money Market Fund	3.02%

		Total Portfolio:	100.00%
Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2011 and are subject to change.

Below are examples of a few holdings that performed well for the period to illustrate the SMHCA discipline.  The factors used to determine performance are percentage of allocation and price movement.

Capmark Financial

MGM Mirage

Brigham Exploration

Callon Petroleum

American Casino

As is most always the case, the largest contributions come from the companies fundamentally making positive changes which lead to returns above the general high yield market (and indices).  This is exactly how our discipline seeks to add ‘alpha’ over a cycle.

Most holdings in the Fund performed positively, however, there were some holdings that resulted in unrealized losses, thus affecting net asset value.  One example of this continues to be Energy Conversion Devices.  In addition to the decline in oil prices, this solar panel manufacturer re-aligned its business to commercial from residential which created a softening in price.  While there is no guarantee, it has been the experience of the Portfolio Management Team that many times these types of companies affect performance in the short run but ultimately turn positive over the long-term.

1 The Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.  As with any fund, save an index fund, that commonly compares its performance to the Merrill Lynch US Cash Pay High Yield Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Catalyst/SMH High Income Fund, which will not invest in certain securities comprising this index.

2 The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be higher or lower than the performance data quoted.  Updated performance data to the most recent month end can be obtained by calling 1-866-447-4228.  There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions.  A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

This report is intended for the Fund’s shareholders.  It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus.  To obtain a prospectus or other information about the Fund, please call 1-866-447-4228.  Please read the prospectus carefully before investing.

CATALYST FUNDS                                                       ANNUAL REPORT

June 30, 2011 (Unaudited)

COMPARISON OF A $10,000 INVESTMENT IN THE CATALYST/SMH HIGH INCOME FUND AND THE MERRILL LYNCH US CASH PAY HIGH YIELD INDEX

15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
Dollars ($)
$13,665
$12,745
$12,459
$12,140
05-21-2008
06-30-2008
09-30-2008
12-31-2008
03-31-2009
06-30-2009
09-30-2009
12-31-2009
03-31-2010
06-30-2010
09-30-2010
12-31-2010
03-31-2011
06-30-2011
Class A with Sales Load
Class A without Sales Load
Class C
Merrill Lynch US Cash Pay High Yield Index

Average Annual Total Returns

			Commencement of Operations (1)
		One Year	through June 30, 2011
Class A	Without sales charge	15.84%	8.11%
	With sales charge	10.34%	6.43%
Class C	Without contingent deferred sales charge	14.82%	7.33%
Merrill Lynch U.S. Cash Pay High Yield Index		15.31%	10.56%

(1)

Catalyst/SMH High Income Fund Class A and Class C shares commenced operations on May 21, 2008.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be found on our website at www.catalystmutualfunds.com or by calling 1-866-447-4228.

The above graph depicts the performance of the Catalyst/SMH High Income Fund versus the Merrill Lynch US Cash Pay High Yield Index. The Merrill Lynch US Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Merrill Lynch US Cash Pay High Yield Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Catalyst/SMH High Income Fund, which will not invest in certain securities comprising this index.

Total Fund operating expense ratios as stated in the current Fund prospectus dated July 29, 2011 were as follows:
Catalyst/SMH High Income Fund Class A, gross of fee waivers or expense reimbursements	1.49%
Catalyst/SMH High Income Fund Class A, after waiver and reimbursement	1.46%
Catalyst/SMH High Income Fund Class C, gross of fee waivers or expense reimbursements	2.24%
Catalyst/SMH High Income Fund Class C, after waiver and reimbursement	2.21%

The Manager has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and
(b) dividends on securities sold short; taxes; and extraordinary expenses) at 1.45% for the Class A and 2.20% for Class C of the Catalyst/SMH High Income Fund’s average daily net assets through October 31, 2012. Total Gross Operating Expenses (Annualized) during the fiscal year ended June 30, 2011 were 1.48% for Class A and 2.23% for Class C of the Catalyst/SMH High Income Fund. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 5) sections of this report for gross and net expense related disclosure during the fiscal year ended June 30, 2011.

Catalyst/SMH Total Return Income Fund Letter to Shareholders

Fiscal Year Ended June 30, 2011

Dear Fellow Shareholders,

The past year was a period of sluggish growth for the economy.  The stock market ground higher with above average volatility.  Monetary policy, set by the Fed, was unwavering as they maintained historically low short term rates to stimulate the economy.

The Catalyst/SMH Total Return Income Fund underperformed its benchmarks, the 50/50 blend of the S&P 500 Total Return Index(1) and the Merrill Lynch U.S. Cash Pay High Yield Index(2) for the fiscal year but did deliver a positive total return to shareholders.  A portion of the portfolio consists of positions that are viewed as financial companies such as Business Development Companies, mortgage REITS or alternative asset managers.  These types of investments traditionally pay relatively higher dividends than other equities.  However, this type of holding in general underperformed.  The S&P 500 Financial Index underperformed the S&P 500 Index by 17.77% for the fiscal year ending June 30, 2011.

	Year Ended 06/30/11(3)	Since Inception 05/21/08(3)
Class A without sales charge	18.56%	2.01%
Class A with sales charge	11.75%	0.08%
Class C	17.53%	1.20%
S&P 500 Total Return Index (1)	30.69%	0.58%
Combined Index (2)	21.41%	5.82%

The Catalyst/SMH Total Return Income Fund focused on the following strategies:

High Yield Bonds

Approximately, 35% on average of the portfolio was invested in high yield and convertible domestic corporate bonds. For the first three quarters of the fiscal year, yields were low due to expectations of historic low default risk in the high yield asset class.  Corporations remained defensive, maintaining high cash balances and even issuing equity to further fortify their balance sheets.  We bought the highest coupon paper of the issuers offering shorter maturities to take advantage of this market trend.  Accordingly, several companies tendered for or called away the bonds at premiums to par.  Rather than over reach for yield, SMH Capital Advisors (“SMHCA”)  patiently waited for good individual opportunities which were added to the portfolio.

As of June 30, 2011, the Fund’s fixed income holdings were divided among economic sectors as follows (unaudited):

Industry
Commercial Banks	1.62%	Hotels, Restaurants & Leisure	10.87%
Commercial Services & Supplies	0.82%	Household Durables	2.08%
Consumer Finance	1.58%	Oil, Gas & Consumable Fuels	3.13%
Food Products	0.04%	Semiconductor & Semiconductor Equipment	5.92%
Home Builders	4.36%	Telecommunications	1.84%

		Total Fixed Income:	32.26%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2011 and are subject to change.

High Dividend Paying Investment Companies

Approximately 25% on average of the portfolio was invested in Business Development Companies (BDCs), Real Estate Investment Trusts (REITs), and Master Limited Partnerships (MLPs).  These are all publicly traded equity securities of companies that are required to distribute the majority of their income as dividends.  Yields on these positions averaged in 8-12% range so the Fund is paid while it waits for these deep value positions to be recognized by the rest of the market.

Growth and Income Common Stocks

Approximately 25% on average of the portfolio was invested in above average dividend paying common stocks.  In this portion of the portfolio the Portfolio Management Team focused on stocks that were trading at a discounted price to earnings relative to the broad market that had average yields in the 3-7% range, and that the Portfolio Management Team believes have the best relative long-term return potential based on its research.

Covered Call Writing

Approximately 15% on average of the portfolio was invested in covered call writing strategies.  This strategy was used on companies with high revenue/earnings growth, reasonable stock prices and call premiums yielding 3-6% on average.  SMHCA writes the calls 10-15% out of the money and 5-7 months from expiration.  SMHCA also engaged in this strategy to provide income and some downside protection on non-dividend paying deep value positions such as Best Buy.

As of June 30, 2011, the Fund’s equity holdings were divided among economic sectors as follows (unaudited):

Industry
Beverages	1.10%	IT Services	0.83%
Capital Markets	15.03%	Marine	1.29%
Commercial Banks	1.17%	Oil, Gas & Consumable Fuels	7.90%
Communications Equipment	1.28%	Pharmaceuticals	3.46%
Computers & Peripherals	7.00%	Real Estate Investment Trusts	9.62%
Diversified Consumer Services	1.18%	Semiconductor & Semiconductor Equipment	2.40%
Diversified Telecommunications	1.53%	Specialty Retail	2.20%
Electronic Equipment & Services	1.43%	Textiles, Apparel & Luxury Goods	0.45%
Energy Equipment & Services	1.75%	Trading Companies & Distributors	1.71%
Internet Software & Services	1.84%	Wireless Telecommunication Services	2.88%

		Total Equity:	66.05%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2011 and are subject to change.

Conclusion

SMHCA honored its discipline of investing in the best relative value high income producing securities. Dividends and interest have historically boosted returns, provided downside protection and snapped back faster from market downturns than securities without yield.  Our belief is that we are in a slow growth environment for several years to come where investing in securities that offer high appreciation potential and high income will prove beneficial.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.  The Catalyst/SMH Total Return Income Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)The Combined Index reflects an unmanaged portfolio of 50% of the S&P 500 Total Return Index and 50% of the Merrill Lynch U.S. Cash Pay High Yield Index.  The Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.  The Catalyst/SMH Total Return Income Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index and the Merrill Lynch U.S. Cash Pay High Yield Index.

(3) The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be higher or lower than the performance data quoted.  Updated performance data to the most recent month end can be obtained by calling 1-866-447-4228.  There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions.  A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

This report is intended for the Fund’s shareholders.  It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus.  To obtain a prospectus or other information about the Fund, please call 1-866-447-4228.  Please read the prospectus carefully before investing.

CATALYST FUNDS                                                           ANNUAL REPORT

June 30, 2011 (Unaudited)

COMPARISON OF A $10,000 INVESTMENT IN THE CATALYST/SMH TOTAL RETURN INCOME FUND, THE S&P 500 TOTAL RETURN INDEX AND THE COMBINED INDEX

13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
Dollars ($)
05-21-2008
06-30-2008
09-30-2008
12-31-2008
03-31-2009
06-30-2009
09-30-2009
12-31-2009
03-31-2010
06-30-2010
09-30-2010
12-31-2010
03-31-2011
06-30-2011
$11,922
$10,637
$10,379
$10,180
$10,026
Class A with Sales Load
Class A without Sales Load
Class C
S&P 500 Total Return
Combined Index

Average Annual Total Returns

			Commencement of Operations (1)
		One Year	through June 30, 2011
Class A	Without sales charge	18.56%	2.01%
	With sales charge	11.75%	0.08%
Class C	Without contingent deferred sales charge	17.53%	1.20%
S&P 500 Total Return Index		30.69%	0.58%
Combined Index (2)		21.41%	5.82%

(1)

 Catalyst/SMH Total Return Income Fund Class A and Class C shares commenced operations on May 21, 2008.

(2)

The Combined Index reflects an unmanaged portfolio of 50% of the S&P 500 Total Return Index and 50% of the Merrill Lynch US Cash Pay High Yield Index. The Catalyst/SMH Total Return Income Fund may, however, invest up to 70% of its total assets in stocks.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be found on our website at www.catalystmutualfunds.com or by calling 1-866-447-4228.

The above graph depicts the performance of the Catalyst/SMH Total Return Income Fund versus the S&P 500 Total Return Index and the Combined Index. The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The Merrill Lynch US Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index and the Combined Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Catalyst/SMH Total Return Income Fund, which will not invest in certain securities comprising these indices.

Total Fund operating expense ratios as stated in the current Fund prospectus dated July 29, 2011 were as follows:
Catalyst/SMH Total Return Income Fund Class A, gross of fee waivers or expense reimbursements	1.59%
Catalyst/SMH Total Return Income Fund Class A, after waiver and reimbursement	1.58%
Catalyst/SMH Total Return Income Fund Class C, gross of fee waivers or expense reimbursements	2.34%
Catalyst/SMH Total Return Income Fund Class C, after waiver and reimbursement	2.33%

The Manager has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and
(b) dividends on securities sold short; taxes; and extraordinary expenses) at 1.55% for the Class A and 2.30% for Class C of the Catalyst/SMH Total Return Income Fund’s average daily net assets through October 31, 2012. Total Gross Operating Expenses (Annualized) during the fiscal year ended June 30, 2011 were 1.56% for Class A and 2.31% for Class C of the Catalyst/SMH Total Return Income Fund. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements
(Note 5) sections of this report for gross and net expense related disclosure during the fiscal year ended June 30, 2011.

August 12, 2011

Dear Fellow Shareholders,

We are pleased to bring you the Catalyst/Groesbeck Growth of Income Fund (the “Fund”) annual report for the fiscal year ended June 30, 2011.

Relative performance results improved considerably over the second half of the year as the Fund increased 10.09% (Class A without sales charge) for the six-month period ended June 30, 2011, versus 6.02% for the S&P 500 Total Return Index(1) (“S&P 500”).  The returns since inception and for the twelve month period ended June 30, 2011 for the Fund and the S&P 500 were:

	Twelve Months Ended 06/30/11(2)	Since Inception 12/30/09 Class A & C(2) 11/24/10 Class I(3)
Class A without sales charge	27.35%	11.54%
Class A with sales charge	20.03%	7.23%
Class C without CDSC fee	26.42%	10.49%
Class I	N/A	13.94%
S&P 500 Total Return Index(1)	30.69%	13.42%

While the Fund produced higher absolute returns during the first six months of the year compared to the second half, the results were below the S&P 500’s returns because the stock market was driven by more economically cyclical and lower quality companies than we own in the portfolio. As investors gravitated to higher quality and more defensive names over the last half of the fiscal year, our relative performance improved as these are the main characteristics of our holdings.

Our performance for the fiscal year ended June 30, 2011 benefited particularly from stocks in the consumer discretionary and utilities sectors. In addition, we had a low weighting in financial stocks throughout the year as we didn’t like the dividend and earnings growth prospects for most companies in the sector. This helped our results as financials have significantly underperformed the S&P 500. Strong performers in the consumer discretionary group were Buckle, Tupperware, and VF Corp. All had very good earnings results throughout the year. ONEOK, Inc. was the standout performer in utilities. Other strong performing stocks were Chevron, IBM, Illinois Tool Works, Praxair, United Technologies, and Xilinx.

Over the past year, new purchases were BlackRock, Inc., Ecolab Inc., Intel Corp., Lubrizol Corp., ONEOK Inc., Rock-Tenn Company, Teva Pharmaceuticals, and Tupperware Brands Corp.

BlackRock, Inc. is one of the world’s largest publicly traded investment management firms, managing assets on behalf of institutions and individuals worldwide through a variety of equity, balanced, fixed income, cash management, alternative investment and advisory products. Over the past five years, earnings and dividend growth have been exceptional (25% and 45%, respectively). The company raised its dividend 38% earlier this year. Ecolab develops and markets chemicals and services for cleaning, pest control, sanitizing, and maintenance. Its customers are in the hospitality, institutional, and industrial markets. About 50% of its sales come from international markets. The company’s long term growth rate for revenues, earnings, and dividends has consistently been in the 10%-12% range. Intel is the leading semiconductor manufacturer worldwide with over 80% of its sales coming from abroad. We believe the stock is trading at a compelling price. Lubrizol Corporation is a specialty chemical company servicing the transportation, industrial, and consumer markets. Its customers have been benefiting from the improved economy, resulting in strong sales growth just as the company became significantly more efficient due to cost cutting over the past two years. ONEOK,Inc. is an energy company that purchases, transports, and distributes natural gas mostly in Oklahoma, Kansas, and Texas. It owns 43% of ONEOK Partners, which is the pipeline MLP in the corporate group of companies. Consistent dividend growth around 10% is supported by increased demand for natural gas and vastly improved supply dynamics. Rock-Tenn Company (RKT) is a manufacturer of paperboard, containerboard, consumer and corrugated packaging, and merchandise displays. It is the United States’ second-largest producer of recycled paperboard and second largest manufacturer of containerboard. In May, the company completed the acquisition of Smurfit-Stone Container, which doubled its size. Over the past decade, under the current CEO, RKT has made a few very successful acquisitions. We believe they paid a cheap price for Smufit-Stone and expect significant cost savings and strong synergies will result in a very accretive deal. Teva Pharmaceuticals is based in Israel and is a global pharmaceutical company that develops, manufactures, and markets generic and proprietary branded drugs, and active pharmaceutical ingredients. About 85% of sales are derived from North America and

Europe. Teva’s largest proprietary branded products include Copaxone (used to treat multiple sclerosis) and Azilect (for Parkinson’s disease). Although Teva is facing increased competition for Copaxone, we expect a combination of generic drug launches, joint ventures (one was recently announced with Proctor & Gamble), and small acquisitions will result in continued strong growth for the company. 5-year earnings and dividend growth for Teva is 24% for both. Tupperware Brands manufactures consumer products for beauty and personal care, and for the kitchen and home - primarily food storage containers. Over 80% of its business is overseas, and its revenues from emerging market countries are a key driver of growth. In addition to a higher sales growth trajectory, emerging markets offer margins a few hundred basis points higher than in established markets. The company’s direct-sales model fits well in lesser developed markets in terms of attracting associates and meeting the challenges of distribution in those markets. We look for this company’s future advances in earnings and dividends to be among the highest in our portfolio.

Sales for the Fund were Aflac, Dominion Resources, Johnson & Johnson, Kimberly-Clark, Lubrizol, McGraw-Hill, Owens & Minor, and Sysco Corp.

Aflac was sold due to our expectations that revenue and earnings growth will continue to slow. We have owned the company for over ten years and this is the first time we have noticed poor earnings visibility from management. Unemployment in the U.S. and product saturation in Japan are the main reasons for the difficult conditions. Dominion Resources’ earnings will decline in 2011 due to slow economic conditions in their geographic region, and increased capital spending costs. In addition, we expect earnings and dividend growth will be subpar for the foreseeable future. Lackluster earnings results drove the decision to sell JNJ. The company has had lingering problems with manufacturing plant closings due to not meeting FDA standards. We believe it will take a long time to fix these issues and earnings will suffer. We sold Kimberly-Clark due to weak earnings trends, which we expect will continue because of increased pulp prices and keen competition. Customers in the U.S. and abroad continue to switch to generic store brands for their lower prices. Lubrizol was sold because it is being acquired by Berkshire Hathaway in an all-cash transaction. Although McGraw-Hill’s earnings did recover last year from declines experienced due to the financial crisis of 2008, they remain below peak levels of 2007. We don’t expect the company’s ratings business to regain pre-crisis levels for the foreseeable future as the volume of asset-backed securities issuance remains lackluster. In addition, weakness in its education division further dims its financial prospects. Furthermore, latest dividend increases below our expectations and a full valuation resulted in our decision to sell. Owens & Minor has struggled with lower hospital utilization rates that started early in the recession, but continue even as the economy improves. Also, customers continue to be tough negotiators on pricing for this medical supply distributor, making it increasingly difficult to keep profit margins steady. We see slow sales growth continuing to pressure profits. The majority of Sysco Corp.’s customers are restaurants, and business for them hasn’t recovered much since a sharp drop during the recession. Although the company is a strong operator and has done an excellent job of lowering costs, we think the headwinds from weak revenue growth will continue to keep earnings and dividend advances below our portfolio targets.

Top 10 Stock Holdings at 6/30/11*
Company Sector	% of Total Portfolio
IBM Corp. Technology	4.0%
Kinder Morgan Management LLC Energy	4.0%
Abbott Laboratories Health Care	3.9%
Sanofi Health Care	3.4%
Tupperware Brands Corp Consumer Discretionary	3.2%
Pepsico Inc. Consumer Staples	3.2%
Rock-Tenn Company Materials	3.1%
L-3 Communications Industrials	3.1%
Praxair, Inc. Materials	3.1%
T. Rowe Price Group, Inc. Financials	3.0%

* Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2011 and are subject to change.

The portfolio’s sector breakdown at June 30, 2011 compared to the S&P 500 were as follows.

Sector	% of Common Stocks	S & P 500
Health Care	17.0%	11.7%
Consumer Staples	15.0	10.6
Technology	15.0	17.8
Consumer Discretionary	12.0	10.7
Industrials	12.0	11.3
Materials	10.0	3.7
Energy	7.0	12.7
Financial Services	6.0	15.1
Utilities	6.0	3.4
Telecommunication Services	0.0	3.1

We seek to own companies that increase their dividends each year. As has been the case since the beginning of 2010, dividend growth for the portfolio has been strong and is beating our expectations. We are very proud to report that through the first six months of 2011, 22 companies have increased their dividend by an average of 14.3%. Certainly the portfolio changes we have made over the past one to two years into faster earnings’ growers has played a big part in this, but in addition, the overall strong balance sheets and high cash levels of our holdings have also contributed to dividend growth.

Company	% Increase Declared	Company	% Increase Declared
Abbott Labs	9.1%	NextEra Energy Inc.	10.0%
BlackRock, Inc.	37.5	ONEOK, Inc.	18.2
Chevron Corp.	8.3	Pepsico	7.3
Colgate Palmolive Co.	9.4	Praxair Inc.	11.1
General Dynamics	11.9	Proctor & Gamble	9.0
IBM	15.4	Sanofi	12.0
Intel Corporation	33.3	T. Rowe Price Group	14.8
Kinder Morgan Management, LLC	7.6	Teva Pharmaceutical	23.4
L-3 Communications Holdings	12.5	United Technologies Corp.	12.9
Linear Technology Corp.	4.3	Wal-Mart Stores	20.7
Medtronic	7.8	Xilinx, Inc.	18.8
		Average	14.3%

We believe the quality of our portfolio has increased due to the portfolio changes we’ve made over the past year purchasing companies with faster earnings and dividend growth. Over the past twelve months, the average dividend and earnings growth of our portfolio has been 13% and 20.6%, respectively. The trailing 12-month P/E for the portfolio is 16.7X, compared to 15.2X for the S&P 500.

Although the market volatility so far in 2011 reflects ongoing fears regarding European sovereign credit risk, other geopolitical events, and the Japan catastrophe’s impact on global supplies, we believe the biggest reason for seesawing U.S. stocks is the fragile economy. Poor job creation and the persistently weak housing market have investors questioning the growth of corporate earnings. The concern is that the economy will slow from an already moderate pace, resulting in consensus earning forecasts coming down for the 2nd half of 2011. What is interesting to note is even though estimates for GDP for this year have been coming down since the winter - an initial number of around 4% growth is now about 2.6% - analysts have continued to raise their full-year earnings estimates. Something is likely to give and it appears increasingly likely that profit estimates will be cut. Thus, we expect stock selection will be even more important in the second half of the year. We believe our recent strong results are due to the improved quality of our stocks and the increased earnings growth rate of the total portfolio. We expect the economy to advance at a steady but restrained level until the employment figures improve and the housing market bottoms. Under both economic scenarios (either a slowdown or continued modest recovery) we believe our portfolio is well positioned because it will produce consistent and comparatively strong dividend and earnings growth.

Another topic to consider is the reallocation by investors from fixed income into stocks. While we started to see a bit of that in the fourth quarter of 2010, the bond market still hasn’t seen a sell-off and remained resilient in the second quarter. As the support from the Fed through QE2 ran out in June, it is very possible that interest rates will rise, causing investors to rotate out of bonds. A good alternative for them is high quality, dividend-paying stocks.

Additionally, we believe the following are positives for our high-quality, predominately large cap stock portfolio:

• On a relative valuation basis, we believe large cap stocks continue to be the cheapest market segment.

• Individual investors have been late to participate in this bull market, and we see signs that they are finally convinced that the stock market’s recovery is real.

• The demand for income by investors is growing - especially as baby boomers begin to retire in great numbers.

• As earnings comparisons become harder due to already big profit jumps, the consistent strong numbers for large caps may be very competitive.

• History has shown that a bull market recovery from a recession-driven bear market is usually led by small and mid cap stocks, followed by large caps.

• The extension of the Bush tax cuts may benefit dividend paying stocks.

As always, we remain committed to a strategy of investing in companies with strong business franchises, attractive long-term growth prospects, healthy balance sheets, and growing dividends. Our companies should continue to benefit from the economic recovery. While these improving fundamentals will help, we believe that the Fund’s performance will benefit the most from the continued consistency of its earnings and dividend growth, and the recognition of this in higher valuations, especially in relation to companies of lesser quality, or whose earnings growth will increasingly bump up against tougher comparisons.

Sincerely,

Robert P. Groesbeck

President and Portfolio Manager

Robert P. Dainesi

Executive Vice President and Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Groesbeck Growth of Income Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)  Since inception returns assume inception date of 12/30/2009. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(3) Aggregate total return, not annualized. Since inception returns assume inception date of 11/24/2010.

CATALYST FUNDS                                                                      ANNUAL REPORT

June 30, 2011 (Unaudited)

COMPARISON OF A $10,000 INVESTMENT IN THE CATALYST/GROESBECK GROWTH OF INCOME FUND AND THE S&P 500 TOTAL RETURN INDEX

13,000
12,000
11,000
10,000
9,000
8,000
Dollars ($)
12-30-2009
12-31-2009
03-31-2010
06-30-2010
09-30-2010
12-31-2010
03-31-2011
06-30-2011
$12,077
$11,783
$11,617
$11,106
Class A with Sales Load
Class A without Sales Load
Class C
S&P 500 Total Return Index

*Line graph does not include Class I, which has different fees and sales charges, which affect performance.

Average Annual Total Returns

			Commencement of Operations (1)
		One Year	through June 30, 2011
Class A	Without sales charge	27.35%	11.54%
	With sales charge	20.03%	7.23%
Class C	Without contingent deferred sales charge	26.42%	10.49%
Class I		N/A	13.94%(2)
S&P 500 Total Return Index		30.69%	13.42%(3)

(1)

Catalyst/Groesbeck Growth of Income Fund Class A and Class C shares commenced operations on December 30, 2009. Catalyst/Groesbeck Growth of Income Fund Class I commenced operations on November 24, 2010.

(2)

Aggregate return, not annualized.

(3)

Since inception returns assume inception date of December 30, 2009.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be found on our website at www.catalystmutualfunds.com or by calling 1-866-447-4228.

The above graph depicts the performance of the Catalyst/Groesbeck Growth of Income Fund versus the S&P 500 Total Return Index. The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Catalyst/Groesbeck Growth of Income Fund, which will not invest in certain securities comprising this index.

Total Fund operating expense ratios as stated in the current Fund prospectus dated July 29, 2011 for the Class A and Class C shares and the prospectus dated September 21, 2010 for the Class I shares were as follows:

Catalyst/Groesbeck Growth of Income Fund Class A, gross of fee waivers or expense reimbursements	2.32%
Catalyst/Groesbeck Growth of Income Fund Class A, after waiver and reimbursement	1.56%
Catalyst/Groesbeck Growth of Income Fund Class C, gross of fee waivers or expense reimbursements	3.07%
Catalyst/Groesbeck Growth of Income Fund Class C, after waiver and reimbursement	2.31%
Catalyst/Groesbeck Growth of Income Fund Class I, gross of fee waivers or expense reimbursements	3.57%
Catalyst/Groesbeck Growth of Income Fund Class I, after waiver and reimbursement	1.31%

The Manager has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and
(b) dividends on securities sold short; taxes; and extraordinary expenses) at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I of the Catalyst/Groesbeck Growth of Income Fund’s average daily net assets through October 31, 2012. Total Gross Operating Expenses during the fiscal year ended June 30, 2011 were 2.31% for Class A and 3.06% for Class C of the Catalyst/Groesbeck Growth of Income Fund. Total Gross Operating Expenses during the period since inception from November 24, 2010 through June 30, 2011 were 2.06% for Class I of the Catalyst/Groesbeck Growth of Income Fund. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 5) sections of this report for gross and net expense related disclosure during the year ended June 30, 2011.

July 12, 2011

Dear Fellow Shareholders,

The Catalyst Strategic Value Fund (the “Fund”) launched on October 28, 2010, and I am pleased to report that it has performed strongly, and in line with our high expectations, since that time. The Fund’s Class A shares earned a return of 15.07% through the fiscal period ended June 30, 2011. This performance compares favorably relative to the 13.08% return of the S&P 500 Total Return Index(1) over the same time period.

The Fund’s total returns since inception through the fiscal period ended 06/30/11 as compared to the S&P 500 Total Return Index and the S&P 400 Mid Cap Total Return Index were as follows:

Since Inception 10/28/10(3)
Class A without sales charge	15.07%
Class A with sales charge	8.46%
Class C without contingent deferred sales charge	15.07%
Class C with contingent deferred sales charge	13.92%
S&P 500 Total Return Index(1)	13.08%
S&P 400 Mid-Cap Total Return Index(2)	19.44%

To select the portfolio holdings for the Fund, we have followed the same quantitative screening process that we use in our flagship Catalyst Value Fund. We look for companies that are generating an outstanding return on capital, while also generating significant free cash flows. Our discipline and focus on buying companies that meet these criteria have been key factors in the strong performance that the Fund has demonstrated.

As of June 30, 2011, the Fund’s top five holdings were as follows (unaudited);

InterDigital, Inc.	3.38%
Bridgepoint Education, Inc.	3.06%
ViroPharma, Inc.	2.99%
Apollo Group, Inc.	2.98%
Neustar, Inc.	2.83%
Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2011 and are subject to change.

As of June 30, 2011, the Fund’s equity and option holdings were divided among economic sectors as follows (unaudited):

Industry		Machinery	2.24%
Aerospace & Defense	2.35%	Media	7.02%
Biotechnology	2.14%	Pharmaceuticals	5.39%
Commercial Services & Supplies	1.97%	Professional Services	1.57%
Communications Equipment	5.73%	Semiconductors & Semiconductor Equipment	2.11%
Computers & Peripherals	2.72%	Software	6.60%
Diversified Consumer Services	15.18%	Specialty Retail	9.67%
Diversified Telecommunications	2.88%	Tobacco	2.49%
Health Care Providers & Services	15.92%
IT Services	7.49%	Total	93.47%
Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2011 and are subject to change.

In addition to selecting the most attractive deep-value equities, we have also implemented a covered call writing strategy in the Fund in order to reduce volatility. We have sold call options on most of the individual equity holdings, and continuously adjust those call positions to respond to market risk and macroeconomic trends.  We utilize options in our portfolio in order to generate premium income and hedge market risks. The Fund has significantly outperformed the CBOE Buy write Monthly Index (BXM) which generated a 6.94% return over the same period check my numbers). BMX seeks to replicate the performance of a portfolio that buys stocks and writes covered calls against them.

As events unfolded over the course of the past eight months, we gradually increased the percentage of the equity value in the portfolio that was covered by writing call options. We opened the Fund in October with approximately 40% coverage. As we observed the unfolding debt crisis in Europe, instability in the Middle East, and the nuclear crisis in Japan, we decided to write additional calls against the portfolio, and eventually took the Fund to approximately 90% coverage. We bought protective index puts in early June on the S&P MidCap 400 ETF.

We have been able to generate substantial returns by receiving premiums from the options we are selling, which significantly contributed to the Fund’s outperformance since inception. We have also achieved another key objective in reducing volatility relative to the market. Our since-inception up-capture relative to the S&P 500 Index is 103.1%, while our down-capture is only 58.5%.

The superior risk-adjusted returns that the Fund has earned since its inception demonstrate the strength of our disciplined, deep-value investment approach and our ability to effectively deploy risk-management tactics.

Sincerely,

David Miller and Jerry Szilagyi

Co-Portfolio Managers

Catalyst Strategic Value Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Strategic Value Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2) The S&P 400 Mid-Cap Index by Standard & Poor’s Corp. measures the performance of those Russell 2,000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track; and individuals cannot invest directly in any index; although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Value Fund may or may not purchase the types of securities represented by the Russell 2000 Total Return Value Index.

(3) Aggregate total return, not annualized. Since inception returns assume inception date of 10/28/2010. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

CATALYST FUNDS                                                              ANNUAL REPORT

June 30, 2011 (Unaudited)

COMPARISON OF A $10,000 INVESTMENT IN THE CATALYST STRATEGIC VALUE FUND, THE S&P 500 TOTAL RETURN INDEX AND THE S&P 400 MID-CAP TOTAL RETURN INDEX

13,000
12,500
12,000
11,500
11,000
10,500
10,000
9,500
9,000
Dollars ($)
$11,944
$11,507
$11,392
$11,308
$10,846
10/28/2010
10/31/2010
11/30/2010
12/31/2010
01/31/2011
02/28/2011
03/31/2011
04/30/2011
05/31/2011
06/30/2011
Class A with Sales Load
Class A without Sales Load
Class C with CDSC
Class C without CDSC
S&P 500 Total Return Index
S&P 400 Mid-Cap Index

Average Annual Total Returns

		Commencement of Operations (1)
		through June 30, 2011
Class A	Without sales charge	15.07%
	With sales charge	8.46%
Class C	Without contingent deferred sales charge	15.07%
	With contingent deferred sales charge	13.92%
S&P 500 Total Return Index		13.08%
S&P 400 Mid-Cap Total Return Index		19.44%

(1)

 Catalyst Strategic Value Fund Class A and Class C shares commenced operations on October 28, 2010. Aggregate returns, not annualized.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be found on our website at www.catalystmutualfunds.com or by calling 1-866-447-4228.

The above graph depicts the performance of the Catalyst Strategic Value Fund versus the S&P 500 Total Return Index and the S&P 400 Mid-Cap Total Return Index. The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The S&P 400 Mid-Cap Total Return Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. Stock Market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index and the S&P 400 Mid-Cap Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Catalyst Strategic Value Fund, which will not invest in certain securities comprising this indices.

Total Fund operating expense ratios as stated in the current Fund prospectus dated July 29, 2011 for the Class A and Class C shares were as follows:
Catalyst Strategic Value Fund Class A, gross of fee waivers or expense reimbursements	4.31%
Catalyst Strategic Value Fund Class A, after waiver and reimbursement	1.57%
Catalyst Strategic Value Fund Class C, gross of fee waivers or expense reimbursements	5.06%
Catalyst Strategic Value Fund Class C, after waiver and reimbursement	2.32%

The Manager has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and
(b) dividends on securities sold short; taxes; and extraordinary expenses) at 1.55% for Class A and 2.30% for Class C of the Catalyst Strategic Value Fund’s average daily net assets through October 31, 2012. Total Gross Operating Expenses during the period since inception from October 28, 2010 through June 30, 2011 were 4.30% for Class A and 5.05% for Class C of the Catalyst Strategic Value Fund. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 5) sections of this report for gross and net expense related disclosure during the year ended June 30, 2011.

CATALYST FUNDS                                                                             ANNUAL REPORT

Information About Your Funds’ Expenses (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/11) and held for the entire period through 06/30/11.

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/11	Ratio For the Period	Value 06/30/11	During the Period (1)
Catalyst Value Fund

Actual Fund Return (in parentheses)
Class A (-6.30%)	$ 1,000.00	1.55%	$ 937.00	$ 7.44
Class C (-6.63%)	1,000.00	2.30%	933.70	11.03
Class I (-6.20%)	1,000.00	1.30%	938.00	6.25

Hypothetical 5% Return
Class A	1,000.00	1.55%	1,017.10	7.75
Class C	1,000.00	2.30%	1,013.40	11.48
Class I	1,000.00	1.30%	1,018.30	6.51

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/11	Ratio For the Period	Value 06/30/11	During the Period (1)
Catalyst/SMH High Income Fund

Actual Fund Return (in parentheses)
Class A (+2.78%)	$ 1,000.00	1.45%	$ 1,027.80	$ 7.29
Class C (+2.26%)	1,000.00	2.20%	1,022.60	11.03

Hypothetical 5% Return
Class A	1,000.00	1.45%	1,017.60	7.25
Class C	1,000.00	2.20%	1,013.90	10.99

CATALYST FUNDS                                                                              ANNUAL REPORT

Information About Your Funds’ Expenses (Unaudited) (Continued)

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/11	Ratio For the Period	Value 06/30/11	During the Period (1)
Catalyst/SMH Total Return Income Fund

Actual Fund Return (in parentheses)
Class A (+0.27%)	$ 1,000.00	1.55%	$ 1,002.70	$ 7.70
Class C (-0.24%)	1,000.00	2.30%	997.60	11.39

Hypothetical 5% Return
Class A	1,000.00	1.55%	1,017.10	7.75
Class C	1,000.00	2.30%	1,013.40	11.48

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/11	Ratio For the Period	Value 06/30/11	During the Period (1)
Catalyst/Groesbeck Growth of Income Fund

Actual Fund Return (in parentheses)
Class A (+10.09%)	$ 1,000.00	1.55%	$ 1,100.90	$ 8.07
Class C (+9.73%)	1,000.00	2.30%	1,097.30	11.96
Class I (+10.32%)	1,000.00	1.30%	1,103.20	6.78

Hypothetical 5% Return
Class A	1,000.00	1.55%	1,017.10	7.75
Class C	1,000.00	2.30%	1,013.40	11.48
Class I	1,000.00	1.30%	1,018.30	6.51

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/11	Ratio For the Period	Value 06/30/11	During the Period (1)
Catalyst/Strategic Value Fund

Actual Fund Return (in parentheses)
Class A (+6.88%)	$ 1,000.00	1.56%	$ 1,068.80	$ 8.00
Class C (+7.08%)	1,000.00	2.31%	1,070.80	11.86

Hypothetical 5% Return
Class A	1,000.00	1.56%	1,017.10	7.80
Class C	1,000.00	2.31%	1,013.30	11.53

(1) Expenses are equal to the Funds’ annualized expense ratios of 1.55%, 2.30% and 1.30% for the Catalyst Value Fund Class A, Class C and Class I shares, respectively; 1.45% and 2.20% for the Catalyst/SMH High Income Fund Class A and Class C shares, respectively; 1.55% and 2.30% for the Catalyst/SMH Total Return Income Fund Class A and Class C shares, respectively, 1.55%, 2.30% and 1.30% for the Catalyst/Groesbeck Growth of Income Fund Class A, Class C and Class I shares, respectively, and 1.56% and 2.31% for the Catalyst Strategic Value Fund Class A and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period..

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

CATALYST FUNDS
CATALYST VALUE FUND
SCHEDULE OF INVESTMENTS

June 30, 2011		ANNUAL REPORT

COMMON STOCK - (84.83%)	Shares	Value

Aerospace & Defense - (0.44%)
Teledyne Technologies, Inc. *	10,000	$ 503,600

Air Freight & Logistics - (0.34%)
Radiant Logistics, Inc. *	160,000	384,000

Airlines - (3.19%)
Pinnacle Airlines Corp. *†	799,652	3,630,420

Auto Components - (1.19%)
Motorcar Parts of America, Inc. *	90,000	1,350,900

Biotechnology - (9.20%)
Maxygen, Inc.	510,000	2,789,700
PDL BioPharma, Inc.	1,070,000	6,280,900
SuperGen, Inc.* †	470,000	1,400,600
		10,471,200
Commercial Services & Supplies - (0.39%)
Hudson Technologies, Inc. *	270,000	442,800

Communications Equipment - (7.37%)
Comtech Telecommunications Corp.	210,000	5,888,400
Westell Technologies, Inc. *	700,000	2,499,000
		8,387,400
Construction & Engineering - (0.38%)
KHD Humboldt Wedag International AG *	48,501	429,021

Containers & Packaging - (0.25%)
UFP Technologies, Inc. *	15,000	283,800

Diversified Consumer Services - (0.75%)
Grand Canyon Education, Inc. *†	60,000	850,800

Diversified Telecommunication - (6.15%)
Hawaiian Telcom Holdco, Inc. *	110,000	2,805,000
Primus Telecommunication Group , Inc. *	280,000	4,200,000
		7,005,000
Electronic Equipment, Instruments - (2.42%)
Kemet Corp. *	50,000	714,500
GSI Group, Inc. *	169,603	2,043,716
		2,758,216
Health Care Providers & Services - (5.63%)
Providence Service Corp. *	420,000	5,313,000
Amedisys, Inc. *†	41,000	1,091,830
		6,404,830

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST VALUE FUND
SCHEDULE OF INVESTMENTS

June 30, 2011		ANNUAL REPORT

COMMON STOCK - (84.83%) (continued)	Shares	Value

Insurance - (2.40%)
Delphi Financial Group - Class A	80,000	$ 2,336,800
Investors Title Co.	10,000	393,200
		2,730,000
IT Services - (3.12%)
Lender Processing Services, Inc.	170,000	3,554,700

Marine - (7.18%)
Global Ship Lease, Inc. *	1,532,586	8,168,683

Media - (3.95%)
EDCI Holdings, Inc. *	225,471	969,525
Reading International, Inc. - Class A *	775,100	3,526,705
		4,496,230
Oil, Gas & Consumable Fuels - (5.29%)
Cano Petroleum, Inc. *†	1,824,837	597,634
Equal Energy, Ltd. *†	300,000	2,007,000
Harvest Natural Resources, Inc. *†	70,000	772,100
Vaalco Energy, Inc. *†	440,000	2,648,800
		6,025,534
Pharmaceuticals - (1.70%)
Pozen, Inc. *†	20,000	84,000
ViroPharma, Inc. *	100,000	1,850,000
		1,934,000
Real Estate Investment Trusts - (6.85%)
PennyMac Mortgage Investment Trust †	10,000	165,700
Two Harbors Investment Corp.	710,000	7,632,500
		7,798,200
Semiconductors & Semiconductor Equipment - (0.98%)
Kulicke and Soffa Industries, Inc. *	100,000	1,114,000

Software - (4.37%)
Cinedigm Digital Cinema Corp. - Class A *	351,625	594,246
Gravity Co. Ltd. – ADR *	1,424,061	2,221,535
NetSol Technologies, Inc. *†	1,240,000	2,157,600
		4,973,381
Textiles, Apparel & Luxury Goods - (1.23%)
Hallwood Group, Inc. *	76,045	1,406,833

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST VALUE FUND
SCHEDULE OF INVESTMENTS

June 30, 2011			ANNUAL REPORT

COMMON STOCK - (84.83%) (continued)		Shares	Value

Thrifts & Mortgage Finance - (3.83%)
Tree.com, Inc. *		35,000	$ 179,200
BofI Holding, Inc. *		290,000	4,178,900
			4,358,100
Wireless Telecommunication Services - (6.23%)
USA Mobility, Inc.		465,000	7,095,900

TOTAL COMMON STOCK (Cost $99,697,227)			96,557,548

PREFERRED STOCK - (2.46%)

Real Estate Investment Trusts - (0.92%)
MPG Office Trust, Inc. 7.625% - Series A *		64,655	1,047,411

Thrifts & Mortgage Finance - (1.54%)
Washington Mutual Inc. Series K **		1,329,192	1,568,447
Washington Mutual, Inc. Series R **		5,100	183,600
			1,752,047

TOTAL PREFERRED STOCK (Cost $3,473,056)			2,799,458

WARRANTS - (9.07%)	Expiration Date
	Exercise Price

Auto Components - (6.16%)
Visteon Corp.	10/05/2015 - $58.80	322,642	7,017,464

Chemicals - (2.47%)
Tronox, Inc. – Class A	02/14/2018 - $62.13	17,063	1,327,501
Tronox, Inc. – Class B	02/14/2018 - $68.56	19,848	1,488,600
			2,816,101
Metals & Mining - (0.01%)
Kinross Gold Corp.	09/07/2011 - CAD $22.48	87,600	6,815

Textiles, Apparel & Luxury Goods - (0.43%)
Exceed Co. Ltd.	11/08/2011 - $5.25	1,218,689	487,598

TOTAL WARRANTS (Cost $13,856,880)			10,327,978

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST VALUE FUND
SCHEDULE OF INVESTMENTS

June 30, 2011		ANNUAL REPORT

	Shares	Value
SHORT-TERM INVESTMENTS - (5.57%)
Fidelity Institutional Money Market Portfolio, Class I, 0.17%***#	6,331,540	$ 6,331,540
TOTAL SHORT-TERM INVESTMENTS - (Cost $6,331,540)		6,331,540

TOTAL INVESTMENTS (Cost $123,358,703) - 101.93%		116,016,524

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (1.93%)		(2,195,756)

NET ASSETS - 100.00%		$ 113,820,768

* Non-income producing security.
** Represents issuer in default on preferred dividend payments; non-income producing security.

*** Rate shown represents the rate at June 30, 2011, is subject to change and resets daily.

†     Security, or a portion of the security is out on loan at June 30, 2011.  Total loaned securities had a market value   of $2,631,647 at June 30, 2011.

#     A portion of this security is segregated as collateral for securities on loan at June 30, 2011.  Total collateral had a market value of $2,671,843 at June 30, 2011.

ADR American Depositary Receipt.
CAD Canadian Dollars.

As of June 30, 2011, the Fund's debt and equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer	Percentage

Britain	7.17%
Canada	1.76%
Germany	0.38%
South Korea	1.95%
United States	85.10%
96.36%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2011.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
SCHEDULE OF INVESTMENTS

June 30, 2011	ANNUAL REPORT

COMMON STOCK - (0.00%)	Shares	Value

Hotels Restaurants & Leisure - (0.00%)
Trump Entertainment Resorts, Inc. **	460	$ -

TOTAL COMMON STOCK (Cost $613,544)		-

CONVERTIBLE CORPORATE BONDS - (11.28%)	Principal

Semiconductors & Semiconductor Equipment - (11.28%)
JA Solar Holdings Co. Ltd., 4.50%, 05/15/2013	$ 4,047,000	3,723,240
Energy Conversion Devices, Inc., 3.00%, 06/15/2013	8,669,000	4,594,570
Global Industries Ltd., 2.75%, 08/01/2027	7,927,000	5,826,345

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $15,658,203)		14,144,155

CORPORATE BONDS - (85.04%)	Principal

Capital Markets - (2.97%)
American Capital Ltd., 7.96%, 12/31/2013	$ 3,676,000	3,725,222

Commercial Banks - (4.39%)
CIT Group, Inc., 7.00%, 05/01/2017	5,516,071	5,502,281

Commercial Services & Supplies - (4.44%)
Icahn Enterprises, 8.00%, 01/15/2018	5,489,000	5,571,335

Consumer Finance - (4.47%)
GMAC, Inc., 8.00%, 11/01/2031	5,251,000	5,607,952

Energy Equipment & Services - (4.33%)
PHI, Inc., 8.625%, 10/15/2018	5,192,000	5,425,640
Food Products - (4.38%)
Harbinger Group, Inc., 10.625%, 11/15/2015	5,320,000	5,492,900

Home Builders - (4.79%)
K Hovnanian Enterprises, Inc., 10.625%, 10/15/2016	6,020,000	6,004,950

Hotels Restaurants & Leisure - (14.46%)
American Casino & Entertainment Properties, LLC, 11.00%, 06/15/2014	5,938,000	6,205,210
Harrah's Operating Co., Inc., 11.25%, 06/01/2017	5,156,000	5,690,935
MGM Resorts International, 11.375%, 03/01/2018	5,546,000	6,225,385
		18,121,530

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
SCHEDULE OF INVESTMENTS

June 30, 2011	ANNUAL REPORT

CORPORATE BONDS - (85.04%) (continued)	Principal	Value

Household Durables - (2.89%)
Standard Pacific Corp., 10.75%, 09/15/2016	$ 3,197,000	$ 3,620,603

Machinery- (2.36%)
American Railcar Industries, Inc., 7.50%, 03/01/2014	2,892,000	2,957,070

Oil, Gas & Consumable Fuels- (18.38%)
Allis-Chalmers Energy, Inc., 9.00%, 01/15/2014	2,199,000	2,245,729
ATP Oil & Gas Corp., 11.875%, 05/01/2015	6,128,000	6,219,920
BreitBurn Energy Partners LP., 8.625%, 10/15/2020	3,400,000	3,587,000
Comstock Resources, Inc., 8.375%, 10/15/2017	3,700,000	3,885,000
EXCO Resources, Inc., 7.50%, 09/15/2018	3,695,000	3,593,387
McMoRan Exploration Co., 11.875%, 11/15/2014	3,255,000	3,515,400
		23,046,436
Real Estate Investment Trusts - (2.45%)
Felcor Lodging LP., 10.00%, 10/01/2014	2,740,000	3,075,650

Telecommunications - (14.73%)
ITC Deltacom, Inc., 10.50%, 04/01/2016	3,347,000	3,497,615
Level 3 Financing, Inc., 10.00%, 02/01/2018	5,230,000	5,615,712
MetroPCS Wireless, Inc., 7.875%, 09/01/2018	3,440,000	3,642,100
Sprint Capital Corp., 8.75%, 03/15/2032	5,281,000	5,716,682
		18,472,109
TOTAL CORPORATE BONDS (Cost $104,182,611)		106,623,678

SHORT-TERM INVESTMENTS - (3.00%)	Shares

Fidelity Institutional Money Market Portfolio, Class I, 0.17% *	3,757,421	3,757,421
TOTAL SHORT-TERM INVESTMENTS - (Cost $3,757,421)		3,757,421

TOTAL INVESTMENTS (Cost $124,211,779) - 99.32%		$ 124,525,254

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.68%		850,472

NET ASSETS - 100.00%		$ 125,375,726

*	Rate shown represents the rate at June 30, 2011, is subject to change and resets daily.
**	The security is illiquid; the security represents 0.00% of net assets.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund
SCHEDULE OF INVESTMENTS

June 30, 2011		ANNUAL REPORT

COMMON STOCK - (66.06%)	Shares	Value

Beverages - (1.09%)
Compania Cervecerias Unidas SA - ADR	16,040	$ 942,992

Capital Markets - (14.92%)
American Capital Ltd. *	186,900	1,855,917
Apollo Investment Corp.	80,963	826,632
Ares Capital Corp.	162,600	2,612,982
Fifth Street Finance Corp.	72,000	835,200
PennantPark Investment Corp.	116,675	1,307,927
Prospect Capital Corp.	118,900	1,202,079
Solar Capital Ltd.	56,700	1,399,923
Blackstone Group LP	104,860	1,736,482
Fortress Investment Group LLC *	233,304	1,124,525
		12,901,667
Commercial Banks - (1.16%)
Banco Santander SA – ADR	87,100	1,002,521

Communications Equipment - (1.33%)
Research In Motion Ltd. (a)*	39,800	1,148,230

Computers & Peripherals - (7.05%)
Apple, Inc. (a)*	8,100	2,718,927
Hewlett-Packard Co. (a)	47,600	1,732,640
SanDisk Corp. (a)*	39,700	1,647,550
		6,099,117
Diversified Consumer Services - (1.28%)
Coinstar, Inc. (a)*	6,900	376,326
H&R Block, Inc. (a)	45,400	728,216
		1,104,542
Diversified Telecommunication - (1.52%)
Telefonica S.A. - ADR	53,690	1,314,868

Electronic Equipment Instruments - (1.43%)
Corning, Inc. (a)	68,400	1,241,460

Energy Equipment Services - (1.73%)
Seadrill Ltd.	42,500	1,499,400

Hotels Restaurants & Leisure - (0.00%)
Trump Entertainment Resorts, Inc. *†	121	-

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund
SCHEDULE OF INVESTMENTS

June 30, 2011		ANNUAL REPORT

COMMON STOCK - (66.06%) (continued)	Shares	Value

Internet Software & Services - (1.86%)
Google, Inc. (a)*	1,600	$ 810,208
Yahoo!, Inc. (a)*	53,100	798,624
		1,608,832
IT Services - (0.91%)
MasterCard, Inc. (a)	2,600	783,484

Marine - (1.28%)
Seaspan Corp.	75,720	1,106,269

Oil, Gas & Consumable Fuels - (7.85%)
Chesapeake Energy Corp. (a)	54,400	1,615,136
Chevron Corp.	8,700	894,708
Eni SpA - ADR	35,750	1,699,912
Statoil ASA - ADR	67,800	1,725,510
BreitBurn Energy Partners LP	43,882	853,944
		6,789,210
Pharmaceuticals - (3.43%)
Eli Lilly & Co.	25,930	973,153
Merck & Co., Inc.	26,690	941,890
Pfizer, Inc.	51,080	1,052,248
		2,967,291
Real Estate Investment Trusts - (9.55%)
Annaly Capital Management, Inc.	107,600	1,941,104
Chimera Investment Corp.	474,100	1,640,386
CommonWealth REIT	106,300	2,746,792
Hospitality Properties Trust	79,600	1,930,300
		8,258,582
Semiconductors & Semiconductor Equipment - (2.42%)
Marvell Technology Group Ltd. (a)*	141,500	2,089,248

Specialty Retail - (2.21%)
Best Buy Co., Inc. (a)	61,000	1,916,010

Textiles, Apparel & Luxury Goods - (0.48%)
NIKE, Inc. - Class B (a)	4,600	413,908

Trading Companies & Distributors - (1.70%)
Aircastle Ltd.	115,534	1,469,592

Wireless Telecommunication Services - (2.86%)
Cellcom Israel Ltd.	89,075	2,469,159

TOTAL COMMON STOCK (Cost $59,885,162)		57,126,382

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund
SCHEDULE OF INVESTMENTS

June 30, 2011		ANNUAL REPORT

CONVERTIBLE CORPORATE BONDS - (5.88%)	Principal	Value

Semiconductors & Semiconductor Equipment - (5.88%)
Energy Conversion Devices, Inc., 3.00%, 06/15/2013	$ 6,543,000	$ 3,467,790
Global Industries Ltd., 2.75%, 08/01/2027	1,766,000	1,298,010
Linear Technology Corp., 3.00%, 05/01/2027	300,000	317,625
		5,083,425

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $6,591,454)		5,083,425

CORPORATE BONDS - (26.16%)

Commercial Banks - (1.61%)
CIT Group, Inc., 7.00%, 05/01/2017	1,398,061	1,394,566

Commercial Services & Supplies - (0.81%)
Icahn Enterprises, 8.00%, 01/15/2018	691,000	701,365

Consumer Finance - (1.57%)
GMAC, Inc., 8.00%, 11/01/2031	1,274,000	1,360,604

Food Products - (0.04%)
Harbinger Group, Inc., 10.625%, 11/15/2015	32,000	33,040

Home Builders - (4.33%)
K Hovnanian Enterprises, Inc., 10.625%, 10/15/2016	3,756,000	3,746,610

Hotels Restaurants & Leisure - (10.79%)
American Casino & Entertainment Properties, LLC, 11.00%, 06/15/2014	3,681,000	3,846,645
Harrah's Operating Co., Inc., 11.25%, 06/01/2017	2,477,000	2,733,989
MGM Resorts International, 11.375%, 03/01/2018	2,451,000	2,751,247
		9,331,881
Household Durables - (2.06%)
Standard Pacific Corp., 10.75%, 09/15/2016	1,574,000	1,782,555

Oil, Gas & Consumable Fuels - (3.12%)
ATP Oil & Gas Corp., 11.875%, 05/01/2015	2,636,000	2,675,540
McMoRan Exploration Co., 11.875%, 11/15/2014	16,000	17,280
		2,692,820
Telecommunications - (1.83%)
Sprint Capital Corp., 8.75%, 03/15/2032	1,457,000	1,577,202

TOTAL CORPORATE BONDS (Cost $22,501,816)		22,620,643

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund
SCHEDULE OF INVESTMENTS

June 30, 2011		ANNUAL REPORT

SHORT-TERM INVESTMENTS - (1.68%)	Shares	Value

Fidelity Institutional Money Market Portfolio, Class I, 0.17% **	1,454,680	$ 1,454,680
TOTAL SHORT-TERM INVESTMENTS - (Cost $1,454,680)		1,454,680

TOTAL INVESTMENTS (Cost $90,433,112) - 99.78%		$ 86,285,130

CALL OPTIONS WRITTEN (Proceeds $706,198) - (0.48%)		(416,954)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.70%		605,505

NET ASSETS - 100.00%		$ 86,473,681

	Expiration Date -
CALL OPTIONS WRITTEN (-0.48%)	Exercise Price	Contracts (b)	Value

Apple, Inc.	10/22/2011 - $370	(81)	$ (60,750)
Best Buy Co., Inc.	12/17/2011 - $40	(610)	(23,180)
Chesapeake Energy Corp.	07/16/2011 - $32	(194)	(1,164)
Chesapeake Energy Corp.	07/16/2011 - $35	(350)	(350)
Coinstar, Inc.	07/16/2011 - $42.5	(69)	(83,490)
Corning, Inc.	08/20/2011 - $22	(218)	(436)
Corning, Inc.	11/19/2011 - $21	(466)	(13,514)
Google, Inc.	12/17/2011 - $560	(16)	(24,640)
H&R Block, Inc.	07/16/2011 - $17	(454)	(4,540)
Hewlett-Packard Co.	11/19/2011 - $44	(476)	(11,900)
Marvell Technology Group Ltd.	11/19/2011 - $19	(1,415)	(25,470)
MasterCard, Inc.	07/16/2011 - $275	(26)	(67,600)
NIKE, Inc. Class B	07/16/2011 - $85	(46)	(23,506)
Research In Motion Ltd.	07/16/2011 - $65	(159)	(159)
Research In Motion Ltd.	09/17/2011 - $65	(85)	(170)
Research In Motion Ltd.	12/17/2011 - $30	(154)	(51,590)
SanDisk Corp.	10/22/2011 - $55	(397)	(17,468)
Yahoo!, Inc.	07/16/2011 - $17	(200)	(1,400)
Yahoo!, Inc.	10/22/2011 - $20	(331)	(5,627)
TOTAL CALL OPTIONS (Proceeds $706,198)			$ (416,954)

* Non-income producing security.
** Rate shown represents the rate at June 30, 2011, is subject to change and resets daily † The security is illiquid; the security represents 0.00% of net assets.
ADR American Depositary Receipt
(a) All or a portion of this security is segregated as collateral for call options written.
(b) Each contract is equivalent to 100 shares.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund
SCHEDULE OF INVESTMENTS

June 30, 2011	ANNUAL REPORT

As of June 30, 2011, the Fund’s debt, equity and options  holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer	Percentage

Bermuda	4.12%
Canada	1.27%
Chile	1.09%
Hong Kong	1.28%
Israel	2.85%
Italy	1.97%
Norway	2.00%
Spain	2.68%
United States	80.36%
97.62%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2011.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/GROESBECK GROWTH OF INCOME FUND
SCHEDULE OF INVESTMENTS

June 30, 2011	ANNUAL REPORT

COMMON STOCK - (95.79%)	Shares	Value

Aerospace & Defense - (8.99%)
General Dynamics Corp.	3,450	$ 257,094
L-3 Communications Holdings, Inc.	3,185	278,528
United Technologies Corp.	3,065	271,283
		806,905
Beverages - (3.19%)
PepsiCo, Inc.	4,065	286,298

Capital Markets - (5.73%)
BlackRock, Inc.	1,250	239,763
T. Rowe Price Group, Inc.	4,550	274,547
		514,310
Chemicals - (6.04%)
Ecolab, Inc.	4,700	264,986
Praxair, Inc.	2,560	277,478
		542,464
Containers & Packaging - (3.11%)
Rock-Tenn Co. - Class A	4,200	278,628

Electric Utilities - (2.95%)
NextEra Energy, Inc.	4,600	264,316

Food & Staples Retailing - (2.93%)
Wal-Mart Stores, Inc.	4,950	263,043

Food Products - (2.71%)
McCormick & Co., Inc. MD	4,900	242,893

Gas Utilities - (2.81%)
Oneok, Inc.	3,410	252,374

Health Care Equipment & Supplies - (5.84%)
Becton Dickinson and Co.	3,050	262,819
Medtronic, Inc.	6,780	261,233
		524,052
Hotels Restaurants & Leisure - (2.78%)
McDonald’s Corp.	2,960	249,587

Household Durables - (3.25%)
Tupperware Brands, Corp.	4,325	291,721

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/GROESBECK GROWTH OF INCOME FUND
SCHEDULE OF INVESTMENTS

June 30, 2011	ANNUAL REPORT

COMMON STOCK - (95.79%) (continued)	Shares	Value
Household Products - (5.64%)
Colgate-Palmolive Co.	2,900	$ 253,489
Procter & Gamble Co., The	3,980	253,009
		506,498
IT Services - (4.05%)
International Business Machines Corp.	2,120	363,686

Machinery - (2.77%)
Illinois Tool Works, Inc.	4,400	248,556

Oil, Gas & Consumable Fuels - (6.87%)
Chevron Corp.	2,500	257,100
Kinder Morgan Management LLC **	5,473	358,974
		616,074
Pharmaceuticals - (10.16%)
Abbott Laboratories	6,720	353,606
Sanofi - Aventis - ADR	7,680	308,506
Teva Pharmaceutical Industries Ltd. - ADR	5,170	249,297
		911,409
Semiconductors & Semiconductor Equipment - (7.08%)
Intel Corp.	11,800	261,488
Linear Technology Corp.	5,580	184,252
Xilinx, Inc.	5,200	189,644
		635,384
Software - (2.97%)
Microsoft Corp.	10,250	266,500

Specialty Retail - (2.98%)
Buckle, Inc., The	6,260	267,302

Textiles, Apparel & Luxury Goods - (2.94%)
VF Corp.	2,430	263,801

TOTAL COMMON STOCK (Cost $7,732,920)		8,595,801

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/GROESBECK GROWTH OF INCOME FUND
SCHEDULE OF INVESTMENTS

June 30, 2011	ANNUAL REPORT

	Shares	Value

SHORT-TERM INVESTMENTS - (4.59%)

Fidelity Institutional Money Market Portfolio, Class I, 0.17% *	412,020	412,020
TOTAL SHORT-TERM INVESTMENTS - (Cost $412,020)		412,020

TOTAL INVESTMENTS (Cost $8,144,940) – 100.38%		$ 9,007,821

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.38%)		(34,428)

NET ASSETS - 100.00%		$ 8,973,393
* Rate shown represents the rate at June 30, 2011, is subject to change and resets daily. ** Non-income producing security.
ADR American Depositary Receipt

As of June 30, 2011, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer	Percentage

France	3.44%
Israel	2.78%
United States	89.57%
95.79%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2011.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST STRATEGIC VALUE FUND
SCHEDULE OF INVESTMENTS

June 30, 2011	ANNUAL REPORT

COMMON STOCK - (104.36%)	Shares	Value

Aerospace & Defense - (2.45%)
Raytheon Co. (a)	2,464	$ 122,830

Biotechnology - (2.75%)
Cubist Pharmaceuticals, Inc. *(a)	3,831	137,878

Commercial Services & Supplies - (2.07%)
Deluxe Corp. (a)	4,213	104,103

Communications Equipment - (6.17%)
Harris Corp. (a)	2,700	121,662
InterDigital, Inc. (a)(c)	4,600	187,910
		309,572
Computers & Peripherals - (2.89%)
SanDisk Corp. *(a)	3,500	145,250

Diversified Consumer Services - (17.42%)
Apollo Group, Inc. *(a)	3,800	165,984
Bridgepoint Education, Inc. *(a)(c)	6,800	170,000
DeVry, Inc. (a)	2,200	130,086
Education Management Corp. *(a)(c)	5,800	138,852
H&R Block, Inc. (a)	8,000	128,320
ITT Educational Services, Inc. *(a)(c)	1,800	140,832
		874,074
Diversified Telecommunication - (2.86%)
Telecom Argentina S.A. - ADR	5,511	143,617

Health Care Providers & Services - (17.78%)
Amedisys, Inc. *(a)	4,200	111,846
Centene Corp. *(a)	3,748	133,167
CIGNA Corp. (a)	2,449	125,952
Coventry Health Care, Inc. *(a)	3,336	121,664
Healthspring, Inc. *(a)	3,071	141,665
Quest Diagnostics, Inc. (a)(c)	2,353	139,062
AmerisourceBergen Corp. (a)	2,876	119,067
		892,423
IT Services - (8.26%)
Neustar, Inc. - Class A *(a)	6,000	157,200
Lender Processing Services, Inc. (a)	6,761	141,372
Mantech International Corp. (a)	2,607	115,803
		414,375
Machinery - (2.36%)
Oshkosh Corp. *(a)	4,100	118,654

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST STRATEGIC VALUE FUND
SCHEDULE OF INVESTMENTS

June 30, 2011	ANNUAL REPORT

COMMON STOCK - (104.36%) (continued)		Shares	Value

Media - (7.87%)
DISH Network Corp. *(a)		5,000	$ 153,350
Gannett Co., Inc. (a)		8,000	114,560
McGraw-Hill Cos., Inc. (a)		3,035	127,197
			395,107
Pharmaceuticals - (6.13%)
Impax Laboratories, Inc. *(a)		6,490	141,417
ViroPharma, Inc. *(a)		9,000	166,500
			307,917
Professional Services - (1.59%)
FTI Consulting, Inc. *(a)		2,100	79,674

Semiconductors & Semiconductor Equipment - (2.75%)
GT Solar International, Inc. *(a)		8,511	137,878

Software - (7.64%)
CA, Inc. (a)		6,544	149,465
Changyou.com Ltd. – ADR *(a)		2,868	126,278
Shanda Games Ltd. – ADR *(a)		16,500	107,580
			383,323
Specialty Retail - (10.79%)
Aaron’s, Inc. (a)		5,059	142,967
Aeropostale, Inc. *(a)		6,900	120,750
GameStop Corp. *(a)(c)		5,145	137,217
Rent-A-Center, Inc. (a)		4,596	140,454
			541,388
Tobacco - (2.58%)
Reynolds American, Inc. (a)		3,496	129,527

TOTAL COMMON STOCK (Cost $5,014,240)			5,237,590

	Expiration Date - Exercise Price	Contracts (b)	Value

PUT OPTIONS (1.49%)
SPDR S&P Mid-Cap 400	12/17/2011 - $190	50	75,000
TOTAL PUT OPTIONS (Cost $112,551)			75,000

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST STRATEGIC VALUE FUND
SCHEDULE OF INVESTMENTS

June 30, 2011	ANNUAL REPORT

SHORT-TERM INVESTMENTS - (25.22%)	Shares	Value

Fidelity Institutional Money Market Portfolio, Class I, 0.17% ** (d)	1,265,308	$ 1,265,308
TOTAL SHORT-TERM INVESTMENTS - (Cost $1,265,308)		1,265,308

TOTAL INVESTMENTS (Cost $6,392,099) – 131.07%		$ 6,577,898

CALL OPTIONS WRITTEN (Proceeds $435,875) - (11.41%)		(572,739)

LIABILITIES IN EXCESS OF OTHER ASSETS, NET – (19.66%)		(986,574)

NET ASSETS - 100.00%		$ 5,018,585

	Expiration Date -Exercise Price	Contracts (b)	Value

CALL OPTIONS WRITTEN (-11.41%)
Aaron's, Inc.	08/20/2011 - $25	(50)	$ (19,500)
Aeropostale, Inc.	07/16/2011 - $23	(17)	(85)
Aeropostale, Inc.	07/16/2011 - $25	(7)	(35)
Aeropostale, Inc.	10/22/2011 - $17	(20)	(3,700)
Aeropostale, Inc.	10/22/2011 - $25	(25)	(250)
Amedisys, Inc.	09/17/2011 - $26	(12)	(3,012)
Amedisys, Inc.	09/17/2011 - $29	(10)	(960)
Amedisys, Inc.	09/17/2011 - $33	(10)	(360)
Amedisys, Inc.	09/17/2011 - $35	(10)	(240)
AmerisourceBergen Corp.	08/20/2011 - $37	(28)	(13,160)
Apollo Group, Inc.	08/20/2011 - $40	(8)	(4,040)
Apollo Group, Inc.	08/20/2011 - $41	(10)	(4,500)
Apollo Group, Inc.	11/19/2011 - $42	(20)	(10,500)
Bridgepoint Education, Inc.	08/20/2011 - $17.50	(20)	(15,600)
Bridgepoint Education, Inc.	08/20/2011 - $20	(28)	(15,400)
Bridgepoint Education, Inc.	11/19/2011 - $25	(20)	(6,200)
CA, Inc.	08/20/2011 - $23	(35)	(2,975)
CA, Inc.	08/20/2011 - $24	(10)	(400)
CA, Inc.	11/19/2011 - $22	(20)	(4,000)
Centene Corp.	09/17/2011 - $30	(7)	(5,390)
Centene Corp.	09/17/2011 - $32.50	(10)	(4,600)
Centene Corp.	09/17/2011 - $35	(20)	(5,300)
Changyou.com Ltd. - ADR	07/16/2011 - $30	(6)	(7,800)
Changyou.com Ltd. - ADR	07/16/2011 - $32	(5)	(6,450)
Changyou.com Ltd. - ADR	07/16/2011 - $38	(7)	(4,480)
Changyou.com Ltd. - ADR	10/22/2011 - $38	(10)	(10,100)
CIGNA Corp.	07/16/2011 - $42	(4)	(3,840)
CIGNA Corp.	10/22/2011 - $45	(20)	(15,700)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST STRATEGIC VALUE FUND
SCHEDULE OF INVESTMENTS

June 30, 2011		ANNUAL REPORT

CALL OPTIONS WRITTEN (-11.41%) (continued)	Expiration Date - Exercise Price	Contracts (b)	Value

Coventry Health Care, Inc.	07/16/2011 - $30	(15)	$ (9,675)
Coventry Health Care, Inc.	07/16/2011 - $31	(8)	(4,480)
Coventry Health Care, Inc.	10/22/2011 - $33	(10)	(4,800)
Cubist Pharmaceuticals, Inc.	08/20/2011 - $24	(18)	(22,860)
Cubist Pharmaceuticals, Inc.	11/19/2011 - $35	(20)	(8,340)
Deluxe Corp.	07/16/2011 - $22.50	(12)	(2,940)
Deluxe Corp.	07/16/2011 - $25	(20)	(1,300)
Deluxe Corp.	10/22/2011 - $25	(10)	(1,650)
DeVry, Inc.	08/20/2011 - $50	(6)	(6,060)
DeVry, Inc.	08/20/2011 - $55	(6)	(3,480)
DeVry, Inc.	11/19/2011 - $60	(10)	(5,000)
DISH Network Corp.	09/17/2011 - $24	(30)	(21,300)
DISH Network Corp.	09/17/2011 - $28	(20)	(7,400)
Education Management Corp.	09/17/2011 - $25	(58)	(15,950)
FTI Consulting, Inc.	09/17/2011 - $41	(21)	(1,470)
Game Stop Corp.	07/16/2011 - $20	(26)	(17,550)
Game Stop Corp.	07/16/2011 - $21	(15)	(8,550)
Game Stop Corp.	10/22/2011 - $26	(10)	(1,930)
Gannett Co., Inc.	10/22/2011 - $14	(10)	(1,300)
Gannett Co., Inc.	10/22/2011 - $15	(50)	(4,500)
Gannett, Inc.	07/16/2011 - $17	(20)	(100)
GT Solar International, Inc.	09/17/2011 - $10	(5)	(3,110)
GT Solar International, Inc.	09/17/2011 - $12.50	(60)	(24,600)
GT Solar International, Inc.	09/17/2011 - $15	(20)	(4,600)
H&R Block, Inc.	07/16/2011 - $13	(20)	(6,600)
H&R Block, Inc.	07/16/2011 - $15	(20)	(2,600)
H&R Block, Inc.	10/22/2011 - $17	(40)	(3,600)
Harris Corp.	08/20/2011 - $50	(17)	(442)
Harris Corp.	08/20/2011 - $55	(10)	(100)
Healthspring, Inc.	09/17/2011 - $40	(10)	(7,900)
Healthspring, Inc.	09/17/2011 - $45	(20)	(8,380)
Impax Laboratories, Inc.	09/17/2011 - $20	(54)	(14,310)
Impax Laboratories, Inc.	09/17/2011 - $25	(10)	(500)
Interdigital, Inc.	09/17/2011 - $39	(31)	(17,670)
Interdigital, Inc.	09/17/2011 - $44	(10)	(3,600)
Interdigital, Inc.	09/17/2011 - $45	(5)	(1,550)
ITT Educational Services, Inc.	07/16/2011 - $65	(6)	(8,310)
ITT Educational Services, Inc.	10/22/2011 - $82.50	(12)	(8,760)
Lender Processing Services, Inc.	12/17/2011 - $22	(67)	(19,765)
Mantech International Corp.	08/20/2011 - $45	(16)	(2,160)
Mantech International Corp.	11/19/2011 - $45	(10)	(3,200)
McGraw - Hill Cos., Inc.	08/20/2011 - $39	(10)	(3,600)
McGraw - Hill Cos., Inc.	08/20/2011 - $40	(10)	(2,800)
McGraw - Hill Cos., Inc.	11/19/2011 - $40	(10)	(3,800)
Neustar, Inc. - Class A	10/22/2011 - $25	(60)	(15,600)
Oshkosh Corp.	10/22/2011 - $26	(10)	(4,000)
Oshkosh Corp.	10/22/2011 - $31	(20)	(2,200)
Oshkosh Corp.	10/22/2011 - $34	(11)	(495)
Quest Diagnostics, Inc.	08/20/2011 - $55	(18)	(8,820)
Quest Diagnostics, Inc.	11/19/2011 - $60	(5)	(1,425)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST STRATEGIC VALUE FUND
SCHEDULE OF INVESTMENTS

June 30, 2011		ANNUAL REPORT

CALL OPTIONS WRITTEN (-11.41%) (continued)	Expiration Date -Exercise Price	Contracts (b)	Value

Raytheon Co.	08/20/2011 - $49	(14)	$ (2,170)
Raytheon Co.	11/19/2011 - $48	(10)	(3,100)
Rent-A-Center, Inc.	09/17/2011 - $30	(25)	(6,000)
Rent-A-Center, Inc.	09/17/2011 - $35	(20)	(1,400)
Reynolds American, Inc.	08/20/2011 - $36	(24)	(4,320)
Reynolds American, Inc.	08/20/2011 - $37	(10)	(1,100)
SanDisk Corp.	07/16/2011 - $48	(10)	(60)
SanDisk Corp.	10/22/2011 - $43	(15)	(4,770)
SanDisk Corp.	10/22/2011 - $40	(10)	(4,650)
Shanda Games Ltd. - ADR	09/17/2011 - $5	(93)	(15,810)
Shanda Games Ltd. - ADR	09/17/2011 - $7.50	(72)	(1,800)
ViroPharma, Inc.	11/19/2011 - $17.50	(90)	(23,850)

TOTAL CALL OPTIONS (Proceeds $435,875)			$ (572,739)

* Non-income producing security.
** Rate shown represents the rate at June 30, 2011, is subject to change and resets daily.
ADR American Depositary Receipt
(a) All or a portion of this security is segregated as collateral for call options written.

(b) One contract is equivalent to 100 shares of common stock.

(c) All or portion of the security is out on loan at June 30, 2011.  Total loaned securities had a market value of $1,013,426 at          June 30, 2011

(d) All or portion of the security is segregated as collateral for securities on loan at June 30, 2011.  Total collateral had a market value of $1,014,549 at June 30, 2011.

As of June 30, 2011, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer	Percentage

Argentina	2.86%
China	3.73%
United States	87.85%
94.44%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2011.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS	ANNUAL REPORT
STATEMENTS OF ASSETS AND LIABILITIES - June 30, 2011

			Catalyst/SMH	Catalyst/Groesbeck	Catalyst
	Catalyst	Catalyst/SMH	Total Return	Growth of	Strategic
	Value Fund	High Income Fund	Income Fund	Income Fund	Value Fund

Assets:
Investments in securities, at value	$ 116,016,524	$ 124,525,254	$ 86,285,130	$ 9,007,821	$ 6,577,898
Cash	-	73,152	-	-	-
Receivables:
Investments sold	1,723,143	-	-	-	-
Fund shares sold	239,694	281,643	126,672	879	32,500
Dividends	260,000	-	337,337	5,238	4,753
Interest	1,805	2,256,942	437,381	49	2,697
Due from Manager	-	-	-	-	171
Prepaid expenses	22,860	15,156	14,147	8,905	10,900
Total assets	118,264,026	127,152,147	87,200,667	9,022,892	6,628,919

Liabilities:
Call options written, at value	-	-	416,954	-	572,739
Payable upon return of securities loaned (Note 1)	2,671,843	-	-	-	1,014,549
Payables:
Investments purchased	1,393,382	1,125,909	-	-	-
Distributions payable	1	223,687	132,851	750	-
Fund shares redeemed	167,182	172,597	5,813	20,755	-
Due to Broker	-	-	-	-	87
Distribution fees	75,812	108,378	69,899	4,875	2,616
Due to Manager	95,953	109,134	68,878	6,775	-
Due to Administrator	13,796	13,830	11,313	2,660	2,338
Other liabilities and accrued expenses	25,289	22,886	21,278	13,684	18,005
Total liabilities	4,443,258	1,776,421	726,986	49,499	1,610,334
Net Assets	$ 113,820,768	$ 125,375,726	$ 86,473,681	$ 8,973,393	$ 5,018,585

Net Assets consist of:
Paid-in capital	$ 119,564,509	$ 121,252,806	$ 88,834,568	$ 8,055,226	$ 4,824,777
Accumulated net realized gain on investments and options written	1,765,108	3,522,105	1,495,297	55,286	144,873
Undistributed (distributions in excess of) net investment income	(166,670)	287,340	2,554	-	-
Net unrealized appreciation (depreciation) on investments and options written	(7,342,179)	313,475	(3,858,738)	862,881	48,935

Total Net Assets	$ 113,820,768	$ 125,375,726	$ 86,473,681	$ 8,973,393	$ 5,018,585

CATALYST FUNDS	ANNUAL REPORT
STATEMENTS OF ASSETS AND LIABILITIES - June 30, 2011

			Catalyst/SMH	Catalyst/Groesbeck	Catalyst
	Catalyst	Catalyst/SMH	Total Return	Growth of	Strategic
	Value Fund	High Income Fund	Income Fund	Income Fund	Value Fund

Investments in securities, at cost	$ 123,358,703	$ 124,211,779	$ 90,433,112	$ 8,144,940	$ 6,392,099

Call options written, proceeds received	$ -	$ -	$ 706,198	$ -	$ 435,875

Class A shares:
Net Assets	$ 93,868,612	$ 99,853,527	$ 53,720,268	$ 7,649,399	$ 4,820,729
Shares of beneficial interest outstanding (1)	6,572,495	14,044,865	8,156,904	659,358	419,481
Net asset value price per share	$ 14.28	$ 7.11	$ 6.59	$ 11.60	$ 11.49
Maximum offering price per share (3)	$ 15.15	$ 7.46	$ 6.99	$ 12.31	$ 12.19
Minimum redemption price per share (2)	$ 14.14	$ 7.04	$ 6.52	$ 11.48	$ 11.38

Class C shares:
Net assets	$ 17,595,210	$ 25,522,199	$ 32,753,413	$ 86,934	$ 197,856
Shares of beneficial interest outstanding (1)	1,261,219	3,587,142	4,974,868	7,552	17,199
Net asset value and offering price per share	$ 13.95	$ 7.11	$ 6.58	$ 11.51	$ 11.50
Minimum redemption price per share (4)	$ 13.81	$ 7.04	$ 6.51	$ 11.39	$ 11.39

Class I shares:
Net assets	$ 2,356,946			$ 1,237,060
Shares of beneficial interest outstanding (1)	163,988			106,661
Net asset value, offering and redemption price per share	$ 14.37			$ 11.60

(1)  Unlimited number of shares of no par value beneficial interest authorized.

(2)

Investments in Class A shares made at or above the $1million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge ("CDSC") on      shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(3) There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares of the Value Fund, Total Return Income Fund, Growth of Income Fund and Strategic Value Fund,   respectively, and 4.75% imposed on purchases of Class A shares of the High Income Fund.

(4)    A CDSC of 1.00% is imposed in the event of certain redemption transactions within one year following such investments.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS ANNUAL REPORT
STATEMENTS OF OPERATIONS

			Catalyst/SMH	Catalyst/Groesbeck	Catalyst
	Catalyst	Catalyst/SMH	Total Return	Growth of	Strategic
	Value Fund	High Income Fund	Income Fund	Income Fund	Value Fund

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2011	June 30, 2011	June 30, 2011	June 30, 2011	June 30, 2011 (1)

Investment income:
Dividend (net of foreign tax withholding of $0, $0, $94,191, $3,540 and $137, respectively)	$ 649,625	$ -	$ 1,588,850	$ 159,731	$ 24,717
Securities Lending Income	47,051	-	-	-	4,432
Interest	8,318	8,607,635	1,954,760	904	366
Total investment income	704,994	8,607,635	3,543,610	160,635	29,515

Expenses:
Management fees (Note 5)	1,082,277	1,008,139	541,652	59,869	23,719
Distribution and/or service (12b-1) fees - Class A	183,064	196,514	80,681	14,150	4,602
Distribution and/or service (12b-1) fees - Class C	105,321	222,084	218,928	679	566
Accounting and transfer agent fees and expenses	121,323	134,358	82,061	16,369	10,291
Registration fees	36,609	30,786	26,525	5,388	9,256
Custody fees	19,569	15,185	12,089	3,573	5,299
Legal fees	16,480	5,288	5,288	9,381	1,651
Audit fees	12,000	14,000	14,000	12,000	14,000
Networking fees	10,199	8,011	4,046	53	-
Compliance officer compensation	7,000	7,000	7,000	7,000	4,724
Miscellaneous	6,858	5,311	3,937	3,503	1,416
Pricing fees	3,468	4,077	6,687	2,348	3,645
Trustee fees	2,422	2,422	2,422	2,422	1,937
Printing fees	2,100	932	601	248	183
Insurance fees	1,471	1,478	1,478	1,469	560
Interest expense	1,394	-	1,174	-	98
Total expenses	1,611,555	1,655,585	1,008,569	138,452	81,947
Less: fees waived and expenses absorbed (Note 5)	(196,208)	(27,223)	(3,640)	(45,792)	(52,013)
Net expenses	1,415,347	1,628,362	1,004,929	92,660	29,934

Net investment income (loss)	(710,353)	6,979,273	2,538,681	67,975	(419)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS ANNUAL REPORT
STATEMENTS OF OPERATIONS

			Catalyst/SMH	Catalyst/Groesbeck	Catalyst
	Catalyst	Catalyst/SMH	Total Return	Growth of	Strategic
	Value Fund	High Income Fund	Income Fund	Income Fund	Value Fund

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2011	June 30, 2011	June 30, 2011	June 30, 2011	June 30, 2011 (1)

Realized and unrealized gain (loss) on investments:
Net realized gain on investments (excluding options written)	$ 7,597,182	$ 5,873,487	$ 1,399,885	$ 55,784	$ 106,161
Net realized gain on options written	90,140	-	561,053	-	41,255
Net change in unrealized appreciation (depreciation) on investments (excluding options written)	(1,340,453)	(831,617)	(2,965,794)	1,274,598	185,799
Net change in unrealized appreciation (depreciation) on options written	-	-	274,680	-	(136,864)
Net realized and unrealized gain (loss) on investments	6,346,869	5,041,870	(730,176)	1,330,382	196,351

Net increase in net assets resulting from operations	$ 5,636,516	$ 12,021,143	$ 1,808,505	$ 1,398,357	$ 195,932

(1) The Catalyst Strategic Value Fund commenced operations on October 28, 2010.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS ANNUAL REPORT
STATEMENTS OF CHANGES IN NET ASSETS

	Catalyst Value Fund

	For the	For the
	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Increase (Decrease) in Net Assets
Operations:
Net investment loss	$ (710,353)	$ (426,888)
Net realized gain on investments and options written	7,687,322	4,347,818
Net change in unrealized depreciation
on investments	(1,340,453)	(5,881,606)
Net increase (decrease) in net assets resulting from operations	5,636,516	(1,960,676)

Distributions to shareholders from:
Net investment income - Class A	-	(38,918)
Net investment income - Class C	-	(1,642)
Net investment income - Class I	-	(2,428)
Net realized gains - Class A	(519,312)	-
Net realized gains - Class C	(69,548)	-
Net realized gains - Class I	(12,350)	-
Total distributions to shareholders	(601,210)	(42,988)

Increase in net assets from Fund share
transactions (Note 2)	56,291,461	46,409,311

Total increase in net assets	61,326,767	44,405,647

Net Assets:
Beginning of year	52,494,001	8,088,354
End of year	$ 113,820,768	$ 52,494,001
Distributions in excess of net investment income	$ (166,670)	$ -

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS ANNUAL REPORT
STATEMENTS OF CHANGES IN NET ASSETS

	Catalyst/SMH High Income Fund

	For the	For the
	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Increase (Decrease) in Net Assets
Operations:
Net investment income	$ 6,979,273	$ 4,599,898
Net realized gain on investments	5,873,487	3,991,014
Net change in unrealized (depreciation) appreciation
on investments	(831,617)	1,119,716
Net increase in net assets resulting from operations	12,021,143	9,710,628

Distributions to shareholders from:
Net investment income - Class A	(5,660,948)	(3,567,674)
Net investment income - Class C	(1,435,452)	(1,032,228)
Net realized capital gains - Class A	(4,247,225)	(637,147)
Net realized capital gains - Class C	(1,084,523)	(203,056)
Total distributions to shareholders	(12,428,148)	(5,440,105)

Increase in net assets from Fund share
transactions (Note 2)	60,134,649	28,479,430

Total increase in net assets	59,727,644	32,749,953

Net Assets:
Beginning of year	65,648,082	32,898,129
End of year	$ 125,375,726	$ 65,648,082
Undistributed net investment income	$ 287,340	$ -

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS ANNUAL REPORT
STATEMENTS OF CHANGES IN NET ASSETS

	Catalyst/SMH Total Return Income Fund

	For the	For the
	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Increase (Decrease) in Net Assets
Operations:
Net investment income	$ 2,538,681	$ 491,660
Net realized gain on investments and options written	1,960,938	154,877
Net change in unrealized (depreciation) appreciation
on investments and options written	(2,691,114)	414,710
Net increase in net assets resulting from operations	1,808,505	1,061,247

Distributions to shareholders from:
Net investment income - Class A	(1,632,334)	(215,928)
Net investment income - Class C	(925,787)	(276,362)
Net realized capital gains - Class A	(282,290)	(33,640)
Net realized capital gains - Class C	(248,291)	(53,277)
Total distributions to shareholders	(3,088,702)	(579,207)

Increase in net assets from Fund share
transactions (Note 2)	72,686,781	10,085,993

Total increase in net assets	71,406,584	10,568,033

Net Assets:
Beginning of year	15,067,097	4,499,064
End of year	$ 86,473,681	$ 15,067,097
Undistributed net investment income	$ 2,554	$ -

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS ANNUAL REPORT
STATEMENTS OF CHANGES IN NET ASSETS

	Catalyst/Groesbeck Growth of Income Fund

	For the	For the
	Year Ended	Period Ended
	June 30, 2011	June 30, 2010(1)

Increase (Decrease) in Net Assets
Operations:
Net investment income	$ 67,975	$ 19,016
Net realized gain on investments	55,784	1,760
Net change in unrealized appreciation (depreciation)
on investments	1,274,598	(411,717)
Net increase (decrease) in net assets resulting from operations	1,398,357	(390,941)

Distributions to shareholders from:
Net investment income - Class A	(61,421)	(18,992)
Net investment income - Class C	(333)	(24)
Net investment income - Class I	(6,221)	-
Net realized capital gains - Class A	(2,143)	-
Net realized capital gains - Class C	(27)	-
Net realized capital gains - Class I	(88)	-
Total distributions to shareholders	(70,233)	(19,016)

Increase in net assets from Fund share
transactions (Note 2)	3,513,907	4,541,319

Total increase in net assets	4,842,031	4,131,362

Net Assets:
Beginning of year/period	4,131,362	-
End of year/period	$ 8,973,393	$ 4,131,362
Undistributed net investment income	$ -	$ -

(1) The Catalyst/Groesbeck Growth of Income Fund commenced operations on December 30, 2009.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS ANNUAL REPORT
STATEMENTS OF CHANGES IN NET ASSETS

Catalyst
Strategic Value Fund

For the
Period Ended
June 30, 2011 (1)

Increase (Decrease) in Net Assets
Operations:
Net investment loss	$ (419)
Net realized gain on investments and options written	147,416
Net change in unrealized appreciation
on investments and options written	48,935
Net increase in net assets resulting from operations	195,932

Distributions to shareholders from:
Net investment income - Class A	(2,113)
Net investment income - Class C	(11)
Total distributions to shareholders	(2,124)

Increase in net assets from Fund share
transactions (Note 2)	4,824,777

Total increase in net assets	5,018,585

Net Assets:
Beginning of period	-
End of period	$ 5,018,585
Undistributed net investment income	$ -

(1) The Catalyst Strategic Value Fund commenced operations on October 28, 2010.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS						ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Period

	Catalyst Value Fund

	Class A

	For the	For the		For the		For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2011	June 30, 2010		June 30, 2009		June 30, 2008		June 30, 2007 (1)

Net Asset Value, Beginning of Period	$ 11.66	$ 8.95		$ 8.10		$ 12.73		$ 10.00

Investment Operations:
Net investment income (loss)	(0.08)	(0.11)		0.07	(a)	(0.15)	(a)	0.86	(a)
Net realized and unrealized gain (loss) on
investments	2.82	2.84	(f)	0.78		(3.96)		1.87
Total from investment operations	2.74	2.73		0.85		(4.11)		2.73

Distributions from:
Net investment income	-	(0.02)		-		(0.52)		-
Net realized capital gains	(0.12)	-		-		-		-
Total from distributions	(0.12)	(0.02)		-		(0.52)		-

Net Asset Value, End of Period	$ 14.28	$ 11.66		$ 8.95		$ 8.10		$ 12.73

Total Return (b)	23.47%	30.47%	(c)	10.49%		(33.03)%		27.30%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 93,869	$ 47,320		$ 6,971		$ 1,044		$ 1,455

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.78%	1.94%		4.39%		6.18%		11.53%	(e)
After fees waived and expenses absorbed	1.55%	1.56%		1.66%		1.95%		1.93%	(e)

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.98)%	(1.64)%		(1.85)%		(5.67)%		(1.69)%	(e)
After fees waived and expenses absorbed	(0.75)%	(1.26)%		0.88%		(1.44)%		7.91%	(e)

Portfolio turnover rate	123.34%	157.77%		168.92%		80.46%		28.12%	( (d)

(a) Net investment income (loss) per share is based on average shares outstanding.
(b) Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.

(c) For the year ended June 30, 2010, 0.11% of the Fund's Class A shares' total return consists of a voluntary reimbursement by the Manager of a realized investment loss incurred on a trading error. Excluding this item, total return would have been 30.36%.

(d) Not annualized.
(e) Annualized.

(f)  As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2010,  primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(1) The Catalyst Value Fund Class A shares commenced operations on July 31, 2006.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS							ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Period

	Catalyst Value Fund

	Class C

	For the	For the		For the		For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2011	June 30, 2010		June 30, 2009		June 30, 2008		June 30, 2007 (1)

Net Asset Value, Beginning of Period	$ 11.48	$ 8.80		$ 8.05		$ 12.64		$ 10.00

Investment Operations:
Net investment income (loss)	(0.12)	(0.14)		0.11	(a)	(0.19)	(a)	0.93	(a)
Net realized and unrealized gain (loss) on
investments	2.71	2.84	(f)	0.64		(3.96)		1.71
Total from investment operations	2.59	2.70		0.75		(4.15)		2.64

Distributions from:
Net investment income	-	(0.02)		-		(0.44)		-
Net realized capital gains	(0.12)	-		-		-		-
Total from distributions	(0.12)	(0.02)		-		(0.44)		-

Net Asset Value, End of Period	$ 13.95	$ 11.48		$ 8.80		$ 8.05		$ 12.64

Total Return (b)	22.53%	30.66%	(c)	9.32%		(33.52)%		26.40%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 17,595	$ 3,810		$ 28		$ 10		$ 47

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.53%	2.69%		6.87%		6.93%		15.99%	(e)
After fees waived and expenses absorbed	2.30%	2.31%		2.53%		2.70%		2.68%	(e)

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.62)%	(2.42)%		(2.95)%		(6.05)%		(4.98)%	(e)
After fees waived and expenses absorbed	(1.39)%	(2.04)%		1.39%		(1.82)%		8.34%	(e)

Portfolio turnover rate	123.34%	157.77%		168.92%		80.46%		28.12%	(d)

(a) Net investment income (loss) per share is based on average shares outstanding.
(b) Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.

(c) For the year ended June 30, 2010, 0.11% of the Fund's Class C shares' total return consists of a voluntary reimbursement by the Manager of a realized investment loss incurred on a trading error. Excluding this item, total return would have been 30.54%.

(d) Not annualized.
(e)Annualized.

(f) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2010, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(1) The Catalyst Value Fund Class C shares commenced operations on July 31, 2006.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS				ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Period

	Catalyst Value Fund

	Class I

	For the	For the		For the
	Year Ended	Year Ended		Period Ended
	June 30, 2011	June 30, 2010		June 30, 2009 (1)

Net Asset Value, Beginning of Period	$ 11.70	$ 8.96		$ 7.36

Investment Operations:
Net investment loss	(0.09)	(0.14)		-	(a)
Net realized and unrealized gain on
investments	2.88	2.90	(f)	1.60
Total from investment operations	2.79	2.76		1.60

Distributions from:
Net investment income	-	(0.02)		-
Net realized capital gains	(0.12)	-		-
Total from distributions	(0.12)	(0.02)		-

Net Asset Value, End of Period	$ 14.37	$ 11.70		$ 8.96

Total Return (b)	23.82%	30.80%	(c)	21.74%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 2,357	$ 1,364		$ 1,090

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.53%	1.69%		2.48%	(e)
After fees waived and expenses absorbed	1.30%	1.31%		1.30%	(e)

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.73)%	(1.34)%		(1.25)%	(e)
After fees waived and expenses absorbed	(0.50)%	(0.96)%		(0.07)%	(e)

Portfolio turnover rate	123.34%	157.77%		168.92%	(d)

(a) Net investment income per share is based on average shares outstanding and resulted in less than $0.01 per share.
(b) Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.

(c)For the year ended June 30, 2010, 0.11% of the Fund's Class I shares' total return consists of a voluntary reimbursement by the Manager of a realized investment loss incurred on a trading error. Excluding this item, total   return would have been 30.69%.

(d) Not annualized.
(e) Annualized.

(f)  As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2010, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(1) The Catalyst Value Fund Class I shares commenced operations on March 27, 2009.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS					ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Period

	Catalyst/SMH High Income Fund

	Class A

	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2011	June 30, 2010	June 30, 2009		June 30, 2008 (1)

Net Asset Value, Beginning of Period	$ 6.95	$ 6.25	$ 7.74		$ 8.00

Investment Operations:
Net investment income	0.51	0.58	0.72		0.02	(a)
Net realized and unrealized gain (loss) on
investments	0.56	0.81	(1.49)	(e)	(0.26)
Total from investment operations	1.07	1.39	(0.77)		(0.24)

Distributions from:
Net investment income	(0.52)	(0.58)	(0.72)		(0.02)
Net realized capital gains	(0.39)	(0.11)	-		-
Total from distributions	(0.91)	(0.69)	(0.72)		(0.02)

Net Asset Value, End of Period	$ 7.11	$ 6.95	$ 6.25		$ 7.74

Total Return (b)	15.84%	23.84%	(8.42)%		(2.98)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 99,854	$ 50,837	$ 24,966		$ 9,049

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.48%	1.59%	1.80%		3.43%	(c)
After fees waived and expenses absorbed	1.45%	1.45%	1.45%		1.45%	(c)

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	7.06%	8.82%	13.51%		2.36%	(c)
After fees waived and expenses absorbed	7.09%	8.96%	13.86%		4.35%	(c)

Portfolio turnover rate	57.73%	58.16%	24.39%		0.07%	(d)

(a) Net investment income per share is based on average shares outstanding.
(b) Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.
(c) Annualized.
(d) Not annualized.

(e) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the year ending June 30, 2009, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(1) The Catalyst/SMH High Income Fund Class A shares commenced operations on May 21, 2008.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS					ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Period

	Catalyst/SMH High Income Fund

	Class C

	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2011	June 30, 2010	June 30, 2009		June 30, 2008 (1)

Net Asset Value, Beginning of Period	$ 6.96	$ 6.25	$ 7.75		$ 8.00

Investment Operations:
Net investment income	0.46	0.58	0.69		0.02	(a)
Net realized and unrealized gain (loss) on
investments	0.55	0.82	(1.51)	(e)	(0.25)
Total from investment operations	1.01	1.40	(0.82)		(0.23)

Distributions from:
Net investment income	(0.47)	(0.58)	(0.68)		(0.02)
Net realized capital gains	(0.39)	(0.11)	-		-
Total from distributions	(0.86)	(0.69)	(0.68)		(0.02)

Net Asset Value, End of Period	$ 7.11	$ 6.96	$ 6.25		$ 7.75

Total Return (b)	14.82%	23.10%	(9.19)%		(2.93)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 25,522	$ 14,811	$ 7,932		$ 2,044

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.23%	2.34%	2.55%		4.18%	(c)
After fees waived and expenses absorbed	2.20%	2.20%	2.20%		2.20%	(c)

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	6.31%	8.14%	12.60%		0.93%	(c)
After fees waived and expenses absorbed	6.34%	8.28%	12.95%		2.92%	(c)

Portfolio turnover rate	57.73%	58.16%	24.39%		0.07%	(d)

(a) Net investment income per share is based on average shares outstanding.
(b) Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.
(c) Annualized.
(d) Not annualized.

(e) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset  value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the year ending June 30, 2009, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(1) The Catalyst/SMH High Income Fund Class C shares commenced operations on May 21, 2008.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS					ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Period

	Catalyst/SMH Total Return Income Fund

	Class A

	For the		For the	For the	For the
	Year Ended		Year Ended	Year Ended	Period Ended
	June 30, 2011		June 30, 2010	June 30, 2009	June 30, 2008 (1)

Net Asset Value, Beginning of Period	$ 5.90		$ 5.18	$ 7.18	$ 8.00

Investment Operations:
Net investment income	0.31		0.39	0.50	0.05	(a)
Net realized and unrealized gain (loss) on
investments	0.78	(e)	0.79	(1.96)	(0.82)
Total from investment operations	1.09		1.18	(1.46)	(0.77)

Distributions from:
Net investment income	(0.32)		(0.39)	(0.52)	(0.05)
Net realized capital gain	(0.08)		(0.07)	(0.02)	-
Total from distributions	(0.40)		(0.46)	(0.54)	(0.05)

Net Asset Value, End of Period	$ 6.59		$ 5.90	$ 5.18	$ 7.18

Total Return (b)	18.56%		23.23%	(19.49)%	(9.57)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 53,720		$ 6,365	$ 1,198	$ 519

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.56%		2.31%	3.14%	5.04%	(c)
After fees waived and expenses absorbed	1.55%		1.55%	1.55%	1.55%	(c)

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	4.98%		5.52%	9.22%	4.17%	(c)
After fees waived and expenses absorbed	4.99%		6.28%	10.81%	7.66%	(c)

Portfolio turnover rate	60.04%		46.45%	8.43%	0.00%	((d)

(a) Net investment income per share is based on average shares outstanding.
(b) Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.
(c) Annualized. (d) Not Annualized.

(e) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset  value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2011, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(1) The Catalyst/SMH Total Return Income Fund Class A shares commenced operations on May 21, 2008.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS				ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Period

	Catalyst/SMH Total Return Income Fund

	Class C

	For the		For the	For the	For the
	Year Ended		Year Ended	Year Ended	Period Ended
	June 30, 2011		June 30, 2010	June 30, 2009	June 30, 2008 (1)

Net Asset Value, Beginning of Period	$ 5.90		$ 5.18	$ 7.18	$ 8.00

Investment Operations:
Net investment income	0.27		0.35	0.48	0.05	(a)
Net realized and unrealized gain (loss) on
investments	0.76	(e)	0.79	(1.98)	(0.82)
Total from investment operations	1.03		1.14	(1.50)	(0.77)

Distributions from:
Net investment income	(0.27)		(0.35)	(0.48)	(0.05)
Net realized capital gain	(0.08)		(0.07)	(0.02)	-
Total from distributions	(0.35)		(0.42)	(0.50)	(0.05)

Net Asset Value, End of Period	$ 6.58		$ 5.90	$ 5.18	$ 7.18

Total Return (b)	17.53%		22.32%	(20.09)%	(9.66)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 32,753		$ 8,702	$ 3,301	$ 3,108

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.31%		3.06%	3.89%	5.79%	(c)
After fees waived and expenses absorbed	2.30%		2.30%	2.30%	2.30%	(c)

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	4.23%		5.13%	8.16%	2.47%	(c)
After fees waived and expenses absorbed	4.24%		5.89%	9.75%	5.96%	(c)

Portfolio turnover rate	60.04%		46.45%	8.43%	0.00%	( (d)

(a) Net investment income per share is based on average shares outstanding.
(b) Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.
(c) Annualized. (d) Not Annualized.

(e) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset  value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2011, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(1) The Catalyst/SMH Total Return Income Fund Class C shares commenced operations on May 21, 2008.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS		ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Period

	Catalyst/Groesbeck
	Growth of Income Fund

	Class A

	For the		For the
	Year Ended		Period Ended
	June 30, 2011		June 30, 2010 (1)

Net Asset Value, Beginning of Period	$ 9.21		$ 10.00

Investment Operations:
Net investment income	0.12		0.04
Net realized and unrealized gain (loss) on
investments	2.38		(0.79)
Total from investment operations	2.50		(0.75)

Distributions from:
Net investment income	(0.11)		(0.04)
Net realized capital gains	-	(b)	-
Total from distributions	(0.11)		(0.04)

Net Asset Value, End of Period	$ 11.60		$ 9.21

Total Return (a)	27.35%		(7.47)%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$ 7,649		$ 4,126

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.31%		3.81%	(d)
After fees waived and expenses absorbed	1.55%		1.55%	(d)

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.37%		(0.90)%	(d)
After fees waived and expenses absorbed	1.13%		1.36%	(d)

Portfolio turnover rate	24.56%		10.75%	(c)

(a) Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.
(b) Realized capital gains distributed were less than $0.01 per share.
(c) Not annualized.
(d) Annualized.
(1) The Catalyst/Groesbeck Growth of Income Fund Class A shares commenced operations on December 30, 2009.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS	ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Period

	Catalyst/Groesbeck
	Growth of Income Fund

	Class C

	For the		For the
	Year Ended		Period Ended
	June 30, 2011		June 30, 2010 (1)

Net Asset Value, Beginning of Period	$ 9.15		$ 10.00

Investment Operations:
Net investment income	0.04		0.04
Net realized and unrealized gain (loss) on
investments	2.37		(0.85)
Total from investment operations	2.41		(0.81)

Distributions from:
Net investment income	(0.05)		(0.04)
Net realized capital gains	-	(b)	-
Total from distributions	(0.05)		(0.04)

Net Asset Value, End of Period	$ 11.51		$ 9.15

Total Return (a)	26.42%		(8.11)%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$ 87		$ 6

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.06%		4.56%	(d)
After fees waived and expenses absorbed	2.30%		2.30%	(d)

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.38)%		(2.07)%	(d)
After fees waived and expenses absorbed	0.38%		0.19%	(d)

Portfolio turnover rate	24.56%		10.75%	(c)

(a) Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.
(b)Realized capital gains distributed were less than $0.01 per share.
(c) Not annualized.
(d) Annualized.
(1) The Catalyst/Groesbeck Growth of Income Fund Class C shares commenced operations on December 30, 2009.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS	ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout The Period

	Catalyst/Groesbeck
	Growth of Income Fund

	Class I

	For the
	Period Ended (1)
	June 30, 2011

Net Asset Value, Beginning of Period	$ 10.29

Investment Operations:
Net investment income	0.09
Net realized and unrealized gain on
investments	1.33
Total from investment operations	1.42

Distributions from:
Net investment income	(0.11)
Net realized capital gains	-	(b)
Total from distributions	(0.11)

Net Asset Value, End of Period	$ 11.60

Total Return (a)	13.94%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$ 1,237

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.06%	(d)
After fees waived and expenses absorbed	1.30%	(d)

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.62%	(d)
After fees waived and expenses absorbed	1.38%	(d)

Portfolio turnover rate	24.56%	(c)

(a) Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.
(b) Realized capital gains distributed were less than $0.01 per share.
(c) Not annualized.
(d) Annualized.
(1) The Catalyst/Groesbeck Growth of Income Fund Class I shares commenced operations on November 24, 2010.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS	ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout The Period

	Catalyst Strategic Value Fund (1)

	Class A		Class C

	For the		For the
	Period Ended		Period Ended
	June 30, 2011 (1)		June 30, 2011 (1)

Net Asset Value, Beginning of Period	$ 10.00		$ 10.00

Investment Operations:
Net investment income (loss)	0.01		(0.02)
Net realized and unrealized gain on
investments	1.50		1.53
Total from investment operations	1.51		1.51

Distributions from:
Net investment income	(0.02)		(0.01)
Total from distributions	(0.02)		(0.01)

Net Asset Value, End of Period	$ 11.49		$ 11.50

Total Return (a)	15.07%	(b)	15.07%	(b)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 4,821		$ 198

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	4.30%	(c)(d)	5.05%	(c)(d)
After fees waived and expenses absorbed	1.56%	(c)(d)	2.31%	(c)(d)

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(2.74)%	(c)(d)	(3.49)%	(c)(d)
After fees waived and expenses absorbed	(0.00)%	(c)(d)(e)	(0.75)%	(c)(d)

Portfolio turnover rate	46.29%	((b)	46.29%	(b)

(a) Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.
(b) Not annualized.
(c) Annualized.
(d) The ratios include 0.01% attributed to interest expense.
(e) Ratio of net investment loss is less than (0.01)%.
(1) The Catalyst Strategic Value Fund commenced operations on October 28, 2010.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

                                         ANNUAL REPORT

(1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), formerly known as Catalyst Funds, was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of seventeen series. These financial statements include the following five series: Catalyst Value Fund, Catalyst Strategic Value Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund and Catalyst/Groesbeck Growth of Income Fund (each a “Fund” and collectively, the “Funds”). The Funds are registered as non-diversified. The investment objectives of each Fund are set forth below. The Funds’ investment advisor is Catalyst Capital Advisers, LLC (the “Manager” or “CCA”).

Catalyst Value Fund (“Value Fund”) Class A and Class C became effective with the Securities and Exchange Commission

(“SEC”) on July 14, 2006 and commenced operations on July 31, 2006. Value Fund Class I became effective with the SEC and commenced operations on March 27, 2009. The Fund’s investment objective is to achieve long-term capital appreciation.

Catalyst Strategic Value Fund (“Strategic Value Fund”) Class A and Class C became effective with the SEC on September 21, 2010 and commenced operations on October 28, 2010. The Fund’s investment objective is to achieve long-term capital appreciation.

Catalyst/SMH High Income Fund (“High Income Fund”) became effective with the SEC and commenced operations on May 21, 2008.  The Fund’s investment objective is to provide a high level of current income.  The High Income Fund’s investment sub-advisor is SMH Capital Advisors, Inc. (“SMH”).

Catalyst/SMH Total Return Income Fund (“Total Return Fund”) became effective with the SEC and commenced operations on May 21, 2008.  The Fund’s investment objective is to provide total return, including current income and capital appreciation.  The Total Return Fund’s investment sub-advisor is SMH.

Catalyst/Groesbeck Growth of Income Fund (“Growth of Income Fund”) became effective with the SEC and commenced operations on December 30, 2009.  The Fund’s investment objective is to provide current income that increases over time.  The Growth of Income Fund’s investment sub-advisor is Groesbeck Investment Management Corp. (“GIM”).

The Strategic Value Fund, High Income Fund and Total Return Fund each offer two classes of shares, Class A and Class C.

The Value Fund and Growth of Income Fund offer three classes of shares, Class A, Class C and Class I. Each class differs as to sales and redemption charges and ongoing fees.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)

Investment Valuation - The net asset values per share of the Funds are determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day when the NYSE is open for trading.  Securities for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the NASDAQ System;
(c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers’ acceptances and commercial paper) are most often valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All these prices are obtained from services which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers. Short-term securities with remaining maturities of sixty days or less for which market quotations and information from pricing services are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.  When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when the Trustees believe such prices reflect the fair value of such securities. In the absence of an ascertainable market value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (prior to the time the NAV is calculated) that materially affects fair value, assets are valued at their fair value as determined by the Manager using methods and procedures reviewed and approved by the Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Manager is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard for determining fair value exists, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Manager would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on
(i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

(1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under GAAP are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities and identical securities in inactive   markets, interest rates, amortized cost, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Funds’ investments, used to value the Funds’ assets and liabilities as of June 30, 2011:

Assets	Value	High Income	Total Return	Growth of Income	Strategic
Security Classification(a)	Fund	Fund	Fund	Fund	Value Fund
Level 1
Common Stock	$ 96,557,548	$ -	$ 57,126,382	$ 8,595,801	$ 5,237,590
Preferred Stock	2,799,458	-	-	-	-
Warrants	10,327,978	-	-	-	-
Put Options	-	-	-	-	75,000
Total Level 1	$ 109,684,984	$ -	$ 57,126,382	$ 8,595,801	$ 5,312,590

Level 2
Convertible Corporate Bonds	$ -	$ 14,144,155	$ 5,083,425	$ -	$ -
Corporate Bonds	-	106,623,678	22,620,643	-	-
Short-Term Investments	6,331,540	3,757,421	1,454,680	412,020	1,265,308
Total Level 2	$ 6,331,540	$ 124,525,254	$ 29,158,748	$ 412,020	$ 1,265,308

Level 3
Total Level 3	$ -	$ -	$ -	$ -	$ -
Total Assets	$ 116,016,524	$ 124,525,254	$ 86,285,130	$ 9,007,821	$ 6,577,898

(a) For a detailed break-out by major industry classification of all securities held by the Funds, please refer to the Schedules of Investments.

Liabilities	Value	High Income	Total Return	Growth of Income	Strategic
Security Classification(b)	Fund	Fund	Fund	Fund	Value Fund
Level 1
Call Options Written	$ -	$ -	$ (416,954)	$ -	$ (572,739)

Total Liabilities Level 1	$ -	$ -	$ (416,954)	$ -	$ (572,739)

(b) As of and during the year ended June 30, 2011, the Funds had no liabilities that were considered to be "Level 2" securities (those valued using other significant observable inputs).

(1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

The following is a reconciliation of assets for which Level 3 inputs were used in determining value:

	High Income Fund Common Stock	Total Return Fund Common Stock

Beginning balance June 30, 2010	$ -	$ -
Total realized gain/(loss)	-	-
Change in unrealized depreciation	(613,544)	(176,892)
Cost of purchases	-	-
Proceeds from sales	-	-
Net transfers in/(out) of Level 3	613,544	176,892
Ending balance June 30, 2011	$ -	$ -

The total change in unrealized depreciation included in the statement of operations attributable to Level 3 investments still held at June 30, 2011 was as follows:

	High Income Fund Common Stock	Total Return Fund Common Stock

Change in unrealized depreciation	$ (613,544)	$ (176,892)

b)

     Accounting for Options - When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Manager believes adverse market, political or other conditions are likely.  The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Fund may purchase a call option on a stock (including securities of ETFs) it may purchase at some point in the future. When the Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

The effect of derivative instruments on the Statements of Assets and Liabilities for the year ended June 30, 2011 were as follows:

Fund	Derivatives not accounted for as hedging instruments under GAAP	Location of Derivatives on Statement of Assets and Liabilities	Value of Asset/Liability Derivatives

Strategic Value Fund	Put options purchased	Investments in securities	$ 75,000
	Totals		$ 75,000

	Call options written	Call options written, at value	$ (572,739)
	Totals		$ (572,739)

Total Return Fund	Call options written	Call options written, at value	$ (416,954)
	Totals		$ (416,954)

(1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

The effect of derivative instruments on the Statement of Operations for the year or period ended June 30, 2011 were as follows:

Fund	Derivatives not accounted for as hedging instruments under GAAP	Location of Gain (Loss) on Derivatives recognized in income	Realized and Unrealized Gain (Loss) on Derivatives recognized in income

Value Fund	Call options written	Net realized gain on options written	$ 90,140
	Totals		$ 90,140

Strategic Value Fund	Call options written	Net change in unrealized depreciation on options written	$ (136,864)
	Call options written	Net realized gain on options written	41,255
	Put options purchased	Net change in unrealized appreciation on investments	(37,551)
	Totals		$ (133,160)
Fund	Derivatives not accounted for as hedging instruments under GAAP	Location of Gain (Loss) on Derivatives recognized in income	Realized Unrealized Gain (Loss) on Derivatives recognized in income
Total Return Fund	Call options written	Net change in unrealized appreciation (depreciation) on options written	$ 274,680
	Call options written	Net realized gain on options written	561,053
	Put options purchased	Net realized gain on investments	(1,131,609)
	Totals		$ (295,876)

c)

Federal Income Tax - The Value Fund, High Income Fund, Total Return Fund and Growth of Income Fund have qualified and intend to continue to qualify and the Strategic Value Fund intends to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year or period ended June 30, 2011, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the statements of operations. As of June 30, 2011, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken or to be taken on Federal income tax returns for all open tax years (tax years or periods ended June 30, 2008, June 30, 2009, June 30, 2010 and June 30, 2011 for the Funds) and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

d)

Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date.

e)

Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

f)

Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

g)

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

h)

Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

(1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

i)

Redemption fees and sales charges (loads) - A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Value Fund, Total Return Fund, Growth of Income Fund and Strategic Value Fund. A maximum sales charge of 4.75% is imposed on Class A shares of the High Income Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class C shares in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended June 30, 2011, there were CDSC fees of $8,658, $0, $13,503, $6,538 and $25 paid by shareholders of the Value Fund, Strategic Value Fund, High Income Fund, Total Return Fund and Growth of Income Fund, respectively, to the Manager.

j)

Security Loans - The Value Fund and Strategic Value Fund have entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc.  The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.  If the market value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender's agent shall request additional collateral from the borrowers to bring the collateralization back to 102%.

(2)

CAPITAL SHARE TRANSACTIONS

At June 30, 2011, there were an unlimited number of shares of beneficial interest authorized.  Transactions in shares of capital stock for the Funds were as follows:

	Value Fund
				Net
	Sold	Redeemed	Reinvested	Increase
For the year ended:
June 30, 2011
Class A
Shares……………………………	6,286,440	(3,804,097)	31,557	2,513,900
Value…………………………….	$ 93,588,181	$ (52,813,106)	$ 462,309	$ 41,237,384
Class C
Shares……………………………	1,034,283	(109,803)	4,733	929,213
Value…………………………….	$ 15,164,522	$ (1,553,980)	$ 68,022	$ 13,678,564
Class I
Shares……………………………	445,007	(398,169)	611	47,449
Value…………………………….	$ 6,958,866	$ (5,592,350)	$ 8,997	$ 1,375,513

				Net
	Sold	Redeemed	Reinvested	Increase (Decrease)
For the year ended:
June 30, 2010
Class A
Shares……………………………	4,765,786	(1,489,443)	2,940	3,279,283
Value…………………………….	$ 60,925,857	$ (19,046,889)	$ 36,952	$ 41,915,920
Class C
Shares……………………………	368,015	(39,274)	128	328,869
Value…………………………….	$ 4,696,238	$ (479,065)	$ 1,584	$ 4,218,757
Class I
Shares……………………………	147,816	(153,067)	142	(5,109)
Value…………………………….	$ 2,222,616	$ (1,949,770)	$ 1,788	$ 274,634

(2)

CAPITAL SHARE TRANSACTIONS (Continued)

	High Income Fund
				Net
	Sold	Redeemed	Reinvested	Increase
For the year ended:
June 30, 2011
Class A
Shares……………………………	8,647,619	(2,925,737)	1,009,389	6,731,271
Value…………………………….	$ 63,628,511	$ (21,350,763)	$ 7,281,757	$ 49,559,505
Class C
Shares……………………………	1,859,082	(626,230)	225,338	1,458,190
Value…………………………….	$ 13,544,568	$ (4,594,563)	$ 1,625,139	$ 10,575,144

For the year ended:
June 30, 2010
Class A
Shares……………………………	4,929,105	(1,977,055)	365,464	3,317,514
Value…………………………….	$ 33,697,122	$ (13,509,089)	$ 2,499,243	$ 22,687,276
Class C
Shares……………………………	963,131	(216,544)	113,945	860,532
Value…………………………….	$ 6,530,809	$ (1,517,066)	$ 778,411	$ 5,792,154

	Total Return Fund
				Net
	Sold	Redeemed	Reinvested	Increase
For the year ended:
June 30, 2011
Class A
Shares……………………………	10,223,480	(3,355,856)	211,037	7,078,661
Value…………………………….	$ 70,247,377	$ (22,693,939)	$ 1,428,881	$ 48,982,319
Class C
Shares……………………………	3,749,649	(388,394)	139,414	3,500,669
Value…………………………….	$ 25,378,489	$ (2,609,041)	$ 935,014	$ 23,704,462

For the year ended:
June 30, 2010
Class A
Shares……………………………	982,367	(158,654)	23,286	846,999
Value…………………………….	$ 5,884,765	$ (967,850)	$ 138,013	$ 5,054,928
Class C
Shares……………………………	1,037,750	(225,759)	24,835	836,826
Value…………………………….	$ 6,248,430	$ (1,363,432)	$ 146,067	$ 5,031,065
	Growth of Income Fund
				Net
	Sold	Redeemed	Reinvested	Increase
For the year ended:
June 30, 2011
Class A
Shares……………………………	267,219	(61,650)	5,754	211,323
Value…………………………….	$ 2,902,602	$ (684,039)	$ 62,418	$ 2,280,981
Class C
Shares……………………………	7,153	(250)	33	6,936
Value…………………………….	$ 69,800	$ (2,537)	$ 354	$ 67,617
Class I
Shares……………………………	106,104	-	557	106,661
Value…………………………….	$ 1,159,000	$ -	$ 6,309	$ 1,165,309
For the period ended:
June 30, 2010 (1)
Class A
Shares……………………………	455,474	(9,501)	2,062	448,035
Value…………………………….	$ 4,613,274	$ (96,971)	$ 18,992	$ 4,535,295
Class C
Shares……………………………	613	-	3	616
Value…………………………….	$ 6,000	$ -	$ 24	$ 6,024
	Strategic Value Fund(2)
				Net
	Sold	Redeemed	Reinvested	Increase
For the period ended:
June 30, 2011
Class A
Shares……………………………	483,800	(64,476)	157	419,481
Value…………………………….	$ 5,363,723	$ (735,482)	$ 1,682	$ 4,629,923
Class C
Shares……………………………	17,198	-	1	17,199
Value…………………………….	$ 194,843	$ -	$ 11	$ 194,854

(1) The Growth of Income Fund commenced operations on December 30, 2009.
(2) The Catalyst Strategic Value Fund commenced operations on October 28, 2010.

(3)

INVESTMENT TRANSACTIONS

For the year or period ended June 30, 2011, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Value Fund	$ 158,370,085	$ 104,052,934
High Income Fund	108,391,806	54,180,343
Total Return Fund	101,350,730	30,609,241
Growth of Income Fund	4,732,652	1,422,026
Strategic Value Fund (1)	6,301,932	1,393,853
(1)For the period October 28, 2010 through June 30, 2011.

There were no government securities purchased or sold during the year/period.

(4)

OPTIONS WRITTEN

A summary of option contracts written by the Value Fund during the year ended June 30, 2011 were as follows:

A summary of option contracts written by the Strategic Value Fund during the period ended June 30, 2011 were as follows:

A summary of option contracts written by the Total Return Fund during the year ended June 30, 2011 were as follows:

* One option contract is equivalent to one hundred shares of common stock.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

                                         ANNUAL REPORT

(5)

MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of the Management Agreements (the “Management Agreements”). Under the terms of the Management Agreements, the Manager manages the investment operations of the Funds in accordance with the Funds’ respective investment policies and restrictions. The investment sub-advisors are responsible for the day-to-day management of the Funds’ portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee equal to 1.25% of average net assets of the Value Fund and the Strategic Value Fund and 1.00% of each of the High Income Fund, Total Return Fund and Growth of Income Fund, such fees to be computed daily based upon daily average net assets of the Funds. For the year ended June 30, 2011, management fees of $1,082,277, $1,008,139, $541,652 and $59,869 were incurred by the Value Fund, High Income Fund, Total Return Fund and Growth of Income Fund, respectively, and for the period from October 28, 2010 to June 30, 2011, management fees of $23,719 were incurred by the Strategic Value Fund, before the waiver and reimbursement described below, with $95,953, $109,134, $68,878, $6,775 and $0 remaining payable at June 30, 2011 for the Value Fund, High Income Fund, Total Return Fund, Growth of Income Fund and Strategic Value Fund, respectively. As of June 30, 2011, $171 was due from the Manager for the Strategic Value Fund.

The Manager and the Funds have entered into Expense Limitation Agreements under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution plan; and extraordinary expenses) at 1.30% for Class A, Class C and Class I of the Value Fund's average daily net assets through October 31, 2012; at 1.30% for Class A and Class C of the Strategic Value Fund’s average daily net assets through July 31, 2011; at 1.20% for Class A and Class C of the High Income Fund’s average daily net assets through July 31, 2011; at 1.30% for Class A and Class C of the Total Return Fund’s average daily net assets through July 31, 2011; at 1.30% for Class A, Class C and Class I of the Growth of Income Fund’s average daily net assets through July 31, 2011. Each waiver or reimbursement by the Manager is subject to repayment by the Funds within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Funds are able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

For the year ended June 30, 2011, the Manager waived management fees and reimbursed expenses as follows:

	Management	Expenses
Fund	Fees Waived	Reimbursed
Value Fund	$ 196,208	$ -
High Income Fund	27,223	-
Total Return Fund	3,640	-
Growth of Income Fund	45,792	-
Strategic Value Fund(1)	23,719	28,294
(1) For the period October 28, 2010 through June 30, 2011.

As of June 30, 2011, the Manager may recapture a portion of the waived and/or reimbursed amounts no later than the dates as stated below:

	June 30,
Fund	2012	2013	2014
Value Fund	$ 69,504	$ 128,381	$ 196,208
High Income Fund	58,099	71,289	27,223
Total Return Fund	56,043	61,864	3,640
Growth of Income Fund	-	31,536	45,792
Strategic Value Fund	-	-	52,013

A Trustee of the Trust is the managing member of the Manager.

The Trust has entered into Investment Company Services Agreements (the “Services Agreements”) with Matrix 360 Administration, LLC (formerly Matrix Capital Group, Inc.) (“Matrix”). Pursuant to the Services Agreements, Matrix provides day to- day operational services to the Funds including, but not limited to, accounting, administrative, dividend disbursing, transfer agent and registrar services. For Matrix’s services to the Trust, the Value Fund, Strategic Value Fund, High Income Fund, Total Return Fund and Growth of Income Fund pay the greater of $9,000 per year or an annualized fee equal to 0.15% of average net assets up to
$60 million, 0.10% of average net assets from $60 million to $100 million, 0.075% of average net assets from $100 million to $200 million with lower fees at higher asset levels, such fees to be computed daily based upon daily average net assets of the Funds, plus out-of-pocket expenses. For the year ended June 30, 2011, service fees including out-of-pocket expenses of $121,323, $134,358, $82,061 and $16,369 were incurred for the Value Fund, High Income Fund, Total Return Fund and Growth of Income Fund, respectively, with $13,213, $13,247, $10,730 and $2,077 remaining payable at June 30, 2011 for the Value Fund, High Income Fund, Total Return Fund and Growth of Income Fund, respectively.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

                                         ANNUAL REPORT

(5)

MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS (Continued)

For the period from October 28, 2010 through June 30, 2011, service fees including out-of-pocket expenses of $10,291 were incurred for the Strategic Value Fund, with $1,755 remaining payable at June 30, 2011.

Pursuant to the Services Agreements, Matrix will provide chief compliance officer services to the Funds. For these services Matrix will receive a $7,000 per year base fee per Fund. For the year ended June 30, 2011, Matrix earned compliance fees of $7,000, $7,000, $7,000, and $7,000 for the Value Fund, High Income Fund, Total Return Fund and Growth of Income Fund, respectively, with $583, $583, $583, and $583 remaining payable at June 30, 2011 for the Value Fund, High Income Fund, Total Return Fund and Growth of Income Fund, respectively. For the period from October 28, 2010 to June 30, 2011, Matrix earned compliance fees of $4,724 for the Strategic Value Fund, with $583 remaining payable at June 30, 2011.

Matrix also acts as Distributor of the Funds’ shares. For the year ended June 30, 2011, Matrix received no commissions from the sale of Class A shares. Shares of the Funds are offered to the public on a continuous basis, but the Trust reserves the right to discontinue offering shares of the Funds at any time.

Matrix also acted as the broker of record on executions of purchases and sales of the Value Fund and Growth of Income Funds’ portfolio investments. For those services, Matrix received $119,098 and $3,585 from the Value Fund and Growth of Income Fund, respectively, of brokerage commissions for the year ended June 30, 2011.

Certain officers of the Funds are officers and/or employees of Matrix.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for each class of shares, pursuant to which the Funds will pay to the Manager a monthly fee for distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. The Manager may, in turn, pay such fees to dealers and other financial service organizations for eligible services provided by those parties to the Funds. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. The Manager reimburses the Distributor for this expense and recoups the expense during the first year as it receives 12b-1 payments.

The Distribution Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year or period ended June 30, 2011, the 12b-1 expenses accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Value Fund	$ 183,064	$ 105,321
High Income Fund	196,514	222,084
Total Return Fund	80,681	218,928
Growth of Income Fund	14,150	679
Strategic Value Fund	4,602	566

CCA has informed the Trust that for the year ended June 30, 2011, it received underwriter concessions from certain sales of the Funds’ Class A shares of $74,771, $51,672, $56,563 and $37 from the Value Fund, High Income Fund, Total Return Fund and Growth of Income Fund, respectively. For the period from October 28, 2010 through June 30, 2011 it received underwriter concessions from certain sales of the Funds’ Class A shares of $6,745 from the Strategic Value Fund.

(6)

TAX MATTERS

For U.S. federal income tax purposes, the cost of securities owned, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) of investments at June 30, 2011 for each Fund were as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Value Fund	$ 123,509,543	$ 8,886,044	$ (16,379,063)	$ (7,493,019)
High Income Fund	124,219,892	4,039,192	(3,733,830)	305,362
Total Return Fund *	89,930,015	3,190,182	(7,252,021)	(4,061,839)
Growth of Income Fund	8,145,435	961,542	(99,156)	862,386
Strategic Value Fund *	5,957,207	525,814	(477,862)	47,952

* Figures are net of premiums on written call options.

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, PFIC mark-to-market income, income on contingent convertible bonds and limited partnership income.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

                                         ANNUAL REPORT

(6)

TAX MATTERS (Continued)

The Funds’ tax basis distributable earnings are determined only at the end of each fiscal year. As of June 30, 2011, the Funds’ most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

					Post-October
	Unrealized	Undistributed	Undistributed		Losses Other	Total
	Appreciation	Ordinary	Capital	Capital Loss	Timing	Distributable
Fund	(Depreciation)	Income	Gains	Carryforward	Differences	Earnings
Value	$ (7,493,019)	$ 1,805,549	$ 287,893	$ (257,132)	$ (87,032)	$ (5,743,741)
High Income	305,362	1,244,363	2,573,195	-	-	4,122,920
Total Return Fund	(4,061,839)	1,712,163	-	-	(11,211)	(2,360,887)
Growth of Income	862,386	28,654	27,127	-	-	918,167
Strategic Value Fund	47,952	145,856	-	-	-	193,808

The undistributed ordinary income, capital gains, carryforward losses and post-October losses shown above differ from corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of PFIC mark to market income, income on contingent convertible bonds, flow through income and deferred passive losses from limited partnerships, short-term capital gains, and certain temporary book/tax differences due to the tax deferral of post-October losses and wash sales. Following the March 27, 2009 acquisition by the Value Fund of the Roanoke Small-Cap Growth Fund, the Value Fund acquired all capital loss carryforwards available to the Roanoke Small-Cap Growth Fund. In accordance with Section 382 of the Internal Revenue Code, loss limitations were appropriately applied to the available capital loss carryforward. Of the capital losses subject to Section 382, the Fund may only utilize $51,421 in a given year.

Under current tax law, net capital losses realized after October 31st may be deferred and treated as occurring on the first day of the following fiscal year. To the extent loss carryforwards are used to offset future capital gains, it is possible that the amount, which is offset, will not be distributed to shareholders. The Funds elected to defer net capital losses as indicated in the chart below.

As of June 30, 2011, the capital loss carryforwards for the Funds were as follows:

	Capital Loss Carryforwards Expiring		Post-October Losses

Fund	2017	Total	Deferred	Utilized	PFIC Deferred
Value	$257,132	$257,132	$ 71,202	$ -	$ 15,830
Total Return	-	-	-	7,279	-

In accordance with the accounting pronouncements, the Funds have recorded reclassifications in their capital accounts.  These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. These reclassifications were primarily attributable to net investment losses and permanent book/tax differences. As of June 30, 2011, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

	Undistributed/ Accumulated	Accumulated
	Net Investment	Net Realized
Fund	Income (Loss)	Gain (Loss)	Paid in Capital
Value Fund	$ 543,683	$ (543,683)	$ -
High Income Fund	404,467	(404,467)	-
Total Return Fund	21,994	(21,994)	-
Strategic Value Fund	2,543	(2,543)	-

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. The information set forth below is for each Fund’s fiscal year as required by federal securities laws. The tax character of dividends and distributions paid during the fiscal year/period ended June 30, 2011 and for the year/period ended June 30, 2010 were as follows:

Fund	Ordinary Income			Long-Term Capital Gain
	Year Ended	Fiscal Year Ended		Year Ended	Fiscal Year Ended
	June 30, 2011	June 30, 2010		June 30, 2011	June 30, 2010
Value Fund	$ -	$ 42,988		$ 601,210	$ -
High Income Fund	9,715,522	5,439,838		2,712,626	267
Total Return Fund	3,088,702	576,200		-	3,007
Growth of Income Fund	70,233	19,016	(2)	-	-
Strategic Value Fund(1)	2,124	-		-	-
(1)For the period October 28, 2010 through June 30, 2011.
(2)For the period December 30, 2009 through June 30, 2010.

(7)

OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option.

The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

(8)

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2011, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

Ownership	Value Fund		Strategic Value Fund		High Income Fund		Total Return Fund
	Class C	Class I	Class A	Class C	Class A	Class C	Class A	Class C
American Enterprise	-	-	25%	-	-	-	-	-
First Clearing, LLC	30%	-	-	-	-	30%	-	54%
LPL Financial Corp.	-	-	38%	42%	35%	-	-	-
Oppenheimer & Co.	-	27%	-	-	-	-	-	-
Reliance Trust Co.	-	-	-	-	-	-	-	-
Raymond James & Assoc.	-	-	-	-	-	-	-	-
Stifel Nicolaus & Co	-	-	-	47%	-	-	-	-

Ownership	Growth of Income Fund
	Class A	Class C	Class I
First Clearing, LLC	-	-	-
LPL Financial Corp.	-	-	-
Oppenheimer & Co.	-	-	-
Pershing LLC	-	70%	-
Reliance Trust Co.	55%	-	-
Raymond James & Assoc.	-	-	-

(9)

SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

(10)

RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

(11)

THE REGULATED INVESTMENT COMPANY MODERNIZATION ACT

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

Capital losses incurred after December 31, 2010 may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Mutual Fund Series Trust

and the Shareholders of the Catalyst Value Fund,

the Catalyst/SMH High Income Fund,

the Catalyst/SMH Total Return Income Fund,

the Catalyst/Groesbeck Growth of Income Fund and

the Catalyst Strategic Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Catalyst Value Fund, a series of shares of beneficial interest of the Mutual Fund Series Trust (formerly the Catalyst Funds), as of June 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years and the period presented in the four-year period then ended and for the period from July 31, 2006 (commencement of operations) to June 30, 2007.  We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Catalyst/SMH High Income Fund and the Catalyst/SMH Total Return Income Fund, each a series of shares of beneficial interest of the Mutual Fund Series Trust, as of June 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from May 21, 2008 (commencement of operations) to June 30, 2008.  We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Catalyst/Groesbeck Growth of Income Fund, a series of shares of beneficial interest of the Mutual Fund Series Trust, as of June 30, 2011 and the related statement of operations for the year then ended and the statement of changes in net assets for the year then ended and for the period December 30, 2009 (commencement of operations) to June 30, 2010 and the financial highlights for the year and period then ended and for the period December 30, 2009 (commencement of operations) to June 30, 2010.  We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Catalyst Strategic Value Fund, a series of shares of beneficial interest of the Mutual Fund Series Trust, as of June 30, 2011 and the related statements of operations and changes in net assets and the financial highlights for the period October 28, 2010 (commencement of operations) to June 30, 2011.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Catalyst Value Fund, the Catalyst/SMH High Income Fund, the Catalyst/SMH Total Return Income Fund, the Catalyst/Groesbeck Growth of Income Fund and the Catalyst Strategic Value Fund as of June 30, 2011, the results of their operations, the changes in their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 29, 2011

CATALYST FUNDS

ADDITIONAL INFORMATION

June 30, 2011 (Unaudited)

                                         ANNUAL REPORT

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Shareholder tax information – The Funds are required to advise you within 60 days of the Funds’ fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. During the fiscal year ended June 30, 2011, the following dividends and distributions per share were paid by the Funds:

	Ordinary Income	Long-Term Capital Gains
Catalyst Value Fund Class A	-	0.120132
Catalyst Value Fund Class C	-	0.120132
Catalyst Value Fund Class I	-	0.120132
Catalyst/SMH High Income Fund Class A	0.711058	0.197969
Catalyst/SMH High Income Fund Class C	0.657564	0.197969
Catalyst/SMH Total Return Income Fund Class A	0.398544	-
Catalyst/SMH Total Return Income Fund Class C	0.350003	-
Catalyst/Groesbeck Growth of Income Fund Class A	0.119376	-
Catalyst/Groesbeck Growth of Income Fund Class C	0.052965	-
Catalyst/Groesbeck Growth of Income Fund Class I	0.116975	-
Catalyst Strategic Value Fund Class A	0.016225	-
Catalyst Strategic Value Fund Class C	0.006807	-

The tax information above is reported from the Funds’ fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2012 to determine the calendar year amounts to be included on their 2011 tax returns.  Shareholders should consult their own tax advisors.

Renewal of Management Agreement with Catalyst Capital Advisors, LLC (Unaudited)

At a meeting of the Board of Trustees of Mutual Fund Series Trust (the "Trust") on May 23, 2011, the Board considered the renewal of the Management Agreement between Catalyst Capital Advisors, LLC (“CCA”) and the Trust on behalf of the Catalyst Value Fund, Catalyst Strategic Value Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Fund, and the Catalyst/Groesbeck Growth of Income Fund (collectively for the purposes of this section, the “Funds”).  The Trustees reviewed CCA’s responses to a series of questions regarding, among other things, the investment performance of the Funds since inception, CCA’s services to the Funds, comparative fee and expense information, and CCA’s profitability from managing the Funds.  The Trustees noted that CCA is not affiliated with the transfer agent, underwriter, or custodian, and therefore does not derive any benefits from the relationships these parties have with the Funds.  The Trustees did note, however, that CCA receives the benefit of 12b-1 fees.  They also noted the relationship between CCA's Chief Executive Officer and Matrix, and that CCA receives fees from Matrix for administrative services provided to other funds in the Trust.

As to the nature, extent and quality of the services provided by CCA to the Funds, the Trustees reviewed CCA’s Form ADV, Parts 1 and 2, which provided information on the corporate structure, officers, owners, and compliance record of CCA.  The Board considered CCA’s duties under the terms of the Management Agreement.  The Trustees noted that CCA had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of a Fund’s investment policies and limitations, as well as federal securities laws.

The Trustees considered the scope of the services provided by CCA and noted that CCA is responsible for maintaining and monitoring its compliance program and the Funds’ compliance with the Trust’s compliance program.  The Trustees considered the investment experience of the portfolio manager to the Catalyst Value Fund and Catalyst Strategic Value Fund, as well as the quality of the administrative services provided by CCA.  They discussed CCA’s supervisory activities with respect to the Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Fund, and the Catalyst/Groesbeck Growth of Income Fund.  The Trustees noted that CCA has been the adviser to the Funds since their inception.  The Trustees concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to the Funds under the Management Agreement.

As to the Funds’ performance, the Board referred to the report from CCA, which contained Morningstar performance returns as of April 30, 2011 for Class A shares of the Catalyst Value Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Fund, and the Catalyst/Groesbeck Growth of Income Fund, as well as comparative data with each Fund’s respective peer group.

With respect to the Catalyst Value Fund, the Board noted that the Fund’s performance, excluding sales loads, exceeded that of the S&P 500 for each of 2008, 2009, 2010, although it trailed the benchmark for the year-to-date period. The Board further noted that the Fund was trailing the average performance of the Morningstar Small-Cap Blend category year-to-date, but exceed the category average for 2008 and 2009.  The Trustees concluded that the Catalyst Value Fund’s performance was acceptable.

With respect to the Catalyst/SMH High Income Fund, the Trustees noted that the Fund’s returns exceeded those of the Morningstar Moderate Target Risk benchmark and the Conservative Allocation category averages for 2009, 2010 and the year-to-date period.  The Trustees concluded that the Catalyst/SMH High Income Fund’s performance was acceptable.

With respect to the Catalyst/SMH Total Return Fund, The Trustees noted that the Fund’s returns had exceeded those of the Barclays Capital US Aggregate Bond Total Return Index for the 2009, 2010 and year-to-date periods.  They further noted that the Fund had outperformed the High-Yield category average for 2009 and 2010, although it trailed the category for the year-to-date period.  As a result, the Board concluded that the Fund's performance was acceptable.

The Trustees then discussed the performance of the Catalyst/Groesbeck Growth of Income Fund.  They noted that, although the Fund’s performance lagged that of the S&P 500 for the 1-year period, the Fund’s time operating since inception was relatively short to judge the Adviser’s performance and the Fund was outperforming the benchmark for the 3-month and year-to-date periods.   As a result, the Board concluded that it would continue to monitor the Fund’s performance and that it was acceptable.

The Trustees noted that because the Catalyst Strategic Value Fund had only recently commenced operations, performance information was not yet available for any significant period of time.  As a result, the Board concluded that it would continue to monitor the Fund’s performance and that the performance was acceptable.

As to the costs of the services to be provided and the profits to be realized by CCA, the Trustees reviewed CCA’s analysis of its profitability and its financial condition, and noted that CCA is participating in expense cap arrangements.  Based on their review, the Trustees concluded that they were satisfied that CCA’s level of profitability from its relationship with the Funds was not excessive.

As to comparative fees and expenses, the Trustees considered the management fees paid by the Funds and compared them to management fees paid by funds in respective peer groups.  The Trustees also compared the total expense ratios of the Funds with the expense ratios of the funds in the respective peer groups.  The Trustees noted that CCA had selected peer groups of funds with a similar strategy, in the same Morningstar category and in fund families of a similar size relative to the Funds.  They also noted that the peer group was the same as the peer group used in the previous year.  The Trustees noted that the Fund’s management fee of 1.25% was above the average of its peer group, but in line with and lower than certain of the funds in the peer group.  The Trustees also noted that the Fund’s expense ratio was below the peer group’s average.

With respect to the Catalyst Strategic Value Fund, the Board noted that the Fund’s management fee was higher than its peer group’s average, but the Fund’s expense ratio was lower than the peer group’s average.

With respect to the Catalyst/SMH Total Return Fund, the Board noted that the Fund’s management fee and expense ratio were higher than their respective peer group’s average; however, the Board also considered that the Fund’s strategy is unique and that most of the funds in its Morningstar category are traditional balanced funds (i.e., high-grade bonds and larger equities).  In contrast, the Board noted that the Catalyst/SMH Total Return Fund has a bond portion that is concentrated in part in high-yield bonds, which requires greater expertise than high-grade bonds.  They also noted that the Fund’s equity portion also uses unique strategies including the use of options, dividend paying equities, business development companies and REITs – all of which require substantial expertise.  The Trustees also noted that the expertise of the funds portfolio management has resulted in strong performance returns.

With respect to the Catalyst/Groesbeck Growth of Income Fund, the Board noted that the Fund’s management fee was higher than its peer group average, but in line with the median for the peer group.

With respect to the Catalyst/SMH High Income Fund, the Board noted that the Fund’s management fee and expense ratio were higher than its peer group’s averages, but in line with and lower than certain funds in the peer group.  The Board noted that the Catalyst/SMH High Income Fund actively manages only 30 bonds, whereas according to CCA, most advisers hold 200-300 bonds, creating essentially index funds that are not actively managed.  The Board further noted that the Fund’s sub-adviser conducts its own research and ratings analysis, which enables them to take a more concentrated investment approach because they know the issuers very well.  The Board noted that the sub-adviser’s significant expertise as a result of their research and active management of the Fund justifies the slightly higher expense to shareholders

The Trustees concluded that each Fund’s management fee was acceptable in light of the quality of services the Fund receives from CCA and the level of fees paid by funds in the peer group.

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for CCA to share its economies of scale with the Funds, and their respective shareholders if a Fund experiences a substantial growth in assets.  However, the Trustees recognized that the Funds had not yet reached asset levels where CCA could realize significant economies of scale and thus a discussion regarding economies of scale was not relevant at that time.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

The Board then temporarily adjourned so the Independent Trustees could meet in executive session with counsel.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement between the Trust and CCA is in the best interests of each of the Funds and their respective shareholders.

Renewal of Sub-Advisory Agreement for Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Fund (Unaudited)

At an in-person meeting on February 16, 2011, the Board of Trustees of Mutual Fund Series Trust (formerly Catalyst Funds) (the "Trust) considered the renewal of the Sub-Advisory Agreement for the Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Fund (together for purposes of this section, the “Funds”) between Catalyst Capital Advisers LLC ("Catalyst") and SMH Capital Advisors, Inc. (“SMH”).  The Trustees reviewed a report prepared by SMH setting forth, and SMH’s responses to, a series of questions regarding, among other things, SMH’s services to the Funds, comparative fee information and SMH’s profitability from the services it renders to the Funds.  The Trustees noted that SMH is not affiliated with the transfer agent, underwriter or custodian, and therefore does not derive any benefits from the relationships these parties have with the Trust.

As to the performance of the Funds, the Board noted that the Total Return Fund was in the top 2% of its Morningstar category for performance and the High Income Fund was in the top 11% for its category.  The Trustees also noted that SMH provides advisory services to the 3-to-1 Strategic Income Fund, a series of Unified Series Trust, and noted the outperformance of the Funds relative to the performance of the 3-to-1 Fund for the 2010 period.  The Trustees agreed that the Funds’ performance was acceptable.

As to the nature, extent and quality of the services provided by SMH to the Funds, the Trustees reviewed SMH’s Form ADV, Parts 1 and 2, which provided an overview of the services provided by SMH, as well as information on the corporate structure, officers, owners and compliance record of SMH.  The Board considered that, under the terms of the Sub-Advisory Agreement, SMH, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to provide to the Funds such investment advice as SMH in its discretion deems advisable and furnishes or arranges to furnish a continuous investment program for the Funds consistent with their respective investment objectives and policies.

The Trustees considered the scope of the services provided by SMH and the investment experience of the Funds' portfolio manager.  The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of the services provided to the Funds under the Sub-Advisory Agreement.

As to the costs of the services provided and the profits realized by SMH, the Trustees reviewed SMH’s analysis of its profitability and its financial condition, including a balance sheet.   Based on their review, the Trustees concluded that they were satisfied that SMH’s level of profitability from its relationship with the Funds was not excessive.

As to comparative fees and expenses, the Trustees considered the management fees paid by Catalyst to SMH and compared that fee to the management fees charged by SMH to its other clients.  The information provided by SMH reflected that the Funds contractual management fee of 50% of Catalyst’s net management fee appeared to be in line with what SMH charges its other clients.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Sub-Advisory Agreement between Catalyst and SMH is in the best interests of the Funds and their shareholders.

TRUSTEES AND OFFICERS (Unaudited)

Management Information. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Manager, are indicated in the table.  The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-888-944-4367.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office/ Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships Held During Past 5 Years
Independent Trustees
Tobias Caldwell c/o Mutual Fund Series Trust (formerly known as Catalyst Funds) 630 Fitzwatertown Rd. Building A, 2nd Floor Willow Grove, PA 19090 Year of Birth: 1967	Trustee	Indefinite/ Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Manager of PTL Real Estate LLC, a real estate/investment firm since 2001.	17	None

Tiberiu Weisz c/o Mutual Fund Series Trust (formerly known as Catalyst Funds) 630 Fitzwatertown Rd. Building A, 2nd Floor Willow Grove, PA 19090 Year of Birth: 1949	Trustee	Indefinite/ Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	17	None

Dr. Bert Pariser c/o The MITCU Corp. 860 East Broadway Suite 2D Long Beach, NY 11561 Year of Birth: 1940	Trustee	Indefinite/ Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	17

ValueLogix Inc., NB Engineering Inc., Enhanced Services Company, Inc., Laptop Solutions, Inc., Sonic Needle Corporation., Heat Systems Incorporated., Alcide Corporation., Adelphi Research Corporation., Health Delivery Systems, Inc.

Interested Trustees and Officers
Jerry Szilagyi * 5 Abbington Drive Lloyd Harbor, NY 11743 Year of Birth: 1962	Trustee	Indefinite/ Since 7/2006	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to present; President, Mutual Advisors, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010; SVP Business Development, Integrity Mutual Funds, Inc., 5/2003- 7/2006.	17	None
Christopher Anci 420 Lexington Avenue Suite 601 New York, NY 10170 Year of Birth: 1968	President	Indefinite/ Since 6/2006	Various positions with Matrix Capital Group, Inc., the Fund’s underwriter, since 1996 (its President since 2004); President of LM Anderson Securities, a broker-dealer, since 2002.	N/A	N/A

*  Jerry Szilagyi is deemed an interested Trustee because he is an officer of Catalyst Capital Advisors, LLC., the investment manager of the Catalyst Value Fund, Catalyst Strategic Value Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund and Catalyst/Groesbeck Growth of Income Fund.

TRUSTEES AND OFFICERS (Unaudited) (continued)
Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office/ Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships Held During Past 5 Years
Interested Trustees and Officers (continued)
David F. Ganley 630 Fitzwatertown Road Building A, 2nd Floor Willow Grove, PA 19090 Year of Birth: 1947	Secretary, Treasurer, Principal Financial Officer and Chief Compliance Officer (CCO)	One Year/ Secretary since 2006; Treasurer since 2006; CCO since 2007	Senior V.P. of Matrix Capital Group, Inc. since 2005.	N/A	N/A

Remuneration Paid to Trustees and Officers—Officers of the Trust and Trustees who are "interested persons" of the Trust or the Manager will receive no salary or fees from the Trust.  Trustees who are not "interested persons" as that term is defined in the 1940 Act, will be paid a quarterly retainer of $250 per fund in the Trust and $500 per special board meeting attended at the discretion of the Chairman.  The Chairman of the Trust’s Audit Committee receives an additional quarterly fee of $750. The fees paid to the Trustees are paid in Fund shares and allocated pro rata among the Funds in the complex. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

The following table describes the compensation paid to the Trustees of the Trust during the most recent fiscal year ended June 30, 2011. The Trust has no retirement or pension plans.

Name of Trustee [1]	Aggregate Compensation From the Catalyst Value Fund	Aggregate Compensation From the Catalyst Strategic Value Fund[2]	Aggregate Compensation From the Catalyst/SMH High Income Fund	Aggregate Compensation From the Catalyst/SMH Total Return Income Fund	Aggregate Compensation From the Catalyst/Groesbeck Growth of Income Fund	Total Compensation From the Catalyst Funds
Independent Trustees
Tobais Caldwell	$968	$675	$968	$968	$967	$4,546
Tiberiu Weisz	$821	$581	$821	$820	$820	$3,863
Bert Pariser	$821	$581	$821	$820	$820	$3,863
Independent Trustees
Jerry Szilagyi	None		None	None	None	None

1 Each of the Trustees and Officers serves as a Trustee or Officer to the seventeen portfolios of the Trust.

2 Figures are for the period from inception of October 28, 2010 through June 30, 2011.

Mutual Fund Series Trust

630 Fitzwatertown Road

Building A, Second Floor

Willow Grove, PA 19090-1904

MANAGER

Catalyst Capital Advisors, LLC

5 Abbington Drive

Lloyd Harbor, NY  11743

ADMINISTRATOR & TRANSFER AGENT

Matrix 360 Administration, LLC

630 Fitzwatertown Road

Building A, Second Floor

Willow Grove, PA 19090-1904

DISTRIBUTOR

Matrix Capital Group, Inc.

420 Lexington Avenue

Suite 601

New York, NY 10170-0002

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

26th Floor

Philadelphia, PA  19103

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street

14th Floor

Cincinnati, OH  45202-4089

CUSTODIAN BANK

Huntington National Bank

7 Easton Oval

Columbus, OH  43219

ITEM 2.

CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2011	2010
Catalyst Value Fund	10,000	10,000
Catalyst Strategic Value	11,000	0
Catalyst/SMH High Income Fund	11,500	11,500
Catalyst/SMH Total Return Income Fund	11,500	11,500
Catalyst/Groesbeck Growth of Income Fund	10,000	10,000
SMH Representation Trust	10,000	7,000
Listed Private Equity Plus Fund	11,000	11,000
AmericaFirst Quantitative Strategies Fund	11,000	11,000
AmericaFirst Absolute Return Fund	11,000	11,000
AmericaFirst Income Trends Fund	11000	0
AmericaFirst Defensive Growth Fund	10,500	0
Day Hagan Tactical Allocation Fund of ETFs	11,000	11,000
Eventide Gilead Fund	10,000	10,000

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2011	2010
Catalyst Value Fund	2,000	2,000
Catalyst Strategic Value Fund	2,000	0
Catalyst/SMH High Income Fund	2,500	2,500
Catalyst/SMH Total Return Income Fund	2,500	2,500
Catalyst/Groesbeck Growth of Income Fund	2,000	2,000
SMH Representation Trust	2,500	2,500
Listed Private Equity Plus Fund	2,000	2,000
AmericaFirst Quantitative Strategies Fund	2,000	2,000
AmericaFirst Absolute Return Fund	2,500	2,000
AmericaFirst Income Trends Fund	2,500	0
AmericaFirst Defensive Growth Fund	2,000	0
Day Hagan Tactical Allocation Fund of ETFs	2,000	2,000
Eventide Gilead Fund	2,000	2,000

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2011 and 2010 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2011 and 2010 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.

SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.

CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.

EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)         Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Christopher F. Anci	/s/ Christopher F. Anci__________
President,
Date: September 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Christopher F. Anci	/s/ Christopher F. Anci___________
President
Date: September 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By David F. Ganley

/s/ David F. Ganley_____________
Treasurer
Date: September 6, 2011